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Carolina Power & Light Proxy Statement

Carolina Power & Light Company
410 S. Wilmington Street
Raleigh, NC 27601-1849

March 31, 2011

Dear Shareholder:

     I am pleased to invite you to attend the 2011 Annual Meeting of the Shareholders of Carolina Power & Light Company. The meeting will be held at 10:00 a.m. on May 11, 2011, at the Progress Energy Center for the Performing Arts, 2 East South Street, Raleigh, North Carolina.

     As described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, the matters scheduled to be acted upon at the meeting for Carolina Power & Light Company are the election of eight (8) directors; an advisory (nonbinding) vote on executive compensation; an advisory (nonbinding) vote to determine whether to approve executive compensation every one, two or three years; and the ratification of the selection of the independent registered public accounting firm for Carolina Power & Light Company.

     Regardless of the size of your holdings, it is important that your shares be represented at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE OR VOTE BY TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. Voting by any of these methods will ensure that your vote is counted at the Annual Meeting if you do not attend in person.

     I am delighted that you have chosen to invest in Carolina Power & Light Company and look forward to seeing you at the meeting. On behalf of the management and directors of Carolina Power & Light Company, thank you for your continued support and confidence in 2011.

Sincerely,

William D. Johnson
Chairman of the Board

PROXY STATEMENT

VOTING YOUR PROXY IS IMPORTANT

     Your vote is important. Please promptly SIGN, DATE and RETURN the enclosed proxy card or VOTE BY TELEPHONE in accordance with the instructions on the enclosed proxy card so that as many shares as possible will be represented at the Annual Meeting.

     A self-addressed envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

Carolina Power & Light Proxy Statement

CAROLINA POWER & LIGHT COMPANY
d/b/a Progress Energy Carolinas, Inc.
410 S. Wilmington Street
Raleigh, North Carolina 27601-1849

____________________

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON

MAY 11, 2011

     This notice, along with our Proxy Statement and Annual Report to Shareholders, is available at
www.progress-energy.com/proxy.

     The Annual Meeting of the Shareholders of Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. (the “Company”) will be held at 10:00 a.m. on May 11, 2011, at the Progress Energy Center for the Performing Arts, 2 East South Street, Raleigh, North Carolina. The meeting will be held in order to:

(1)	Elect eight (8) directors of the Company, each to serve a one-year term. The Board of Directors recommends a vote FOR each of the nominees for director.

(2)	Vote on an advisory (nonbinding) proposal to approve executive compensation. The Board recommends a vote FOR this proposal.

(3)	Vote on an advisory (nonbinding) proposal to determine whether the advisory (nonbinding) vote to approve executive compensation will occur every one, two or three years. The Board of Directors recommends a vote FOR the option of one year on this proposal.

(4)	Ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Company. The Board of Directors recommends a vote FOR the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.

(5)	Transact any other business as may properly be brought before the meeting.

     All holders of the Company’s $5 Preferred Stock, Serial Preferred Stock and Common Stock of record at the close of business on March 4, 2011, are entitled to attend the meeting and to vote. The stock transfer books will remain open.

By order of the Board of Directors

David B. Fountain
Corporate Secretary

Raleigh, North Carolina
March 31, 2011

PROXY STATEMENT

PROXY STATEMENT
TABLE OF CONTENTS

Carolina Power & Light Proxy Statement

CAROLINA POWER & LIGHT COMPANY
d/b/a Progress Energy Carolinas, Inc.
410 S. Wilmington Street
Raleigh, North Carolina 27601-1849

____________________

PROXY STATEMENT
GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (at times referred to as the “Board”) of proxies to be used at the Annual Meeting of Shareholders. That meeting will be held at 10:00 a.m. on May 11, 2011, at the Progress Energy Center for the Performing Arts, 2 East South Street, Raleigh, North Carolina. (For directions to the meeting location, please see the map included at the end of this Proxy Statement.) Throughout this Proxy Statement, Carolina Power & Light Company is at times referred to as “we,” “our,” “us” or “PEC” and our parent company, Progress Energy, Inc., is referred to as “Progress Energy” or the “Parent.” This Proxy Statement and form of proxy were first sent to shareholders on or about March 31, 2011.

     An audio webcast of the Annual Meeting of Shareholders will be available online in Windows Media Player format at www.progress-energy.com/investor. The webcast will be archived on the site for three months following the date of the meeting.

     Copies of our Annual Report on Form 10-K, as amended, for the year ended December 31, 2010, including financial statements and schedules, are available upon written request, without charge, to the persons whose proxies are solicited. Any exhibit to the Form 10-K, as amended, is also available upon written request at a reasonable charge for copying and mailing. Written requests should be made to Ms. Sherri L. Green, Treasurer, Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc., P.O. Box 1551, Raleigh, North Carolina 27602-1551. Our Form 10-K, as amended, is also available through the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov or through our website at www.progress-energy.com/investor. The contents of these websites are not, and shall not be deemed to be, a part of this Proxy Statement or proxy solicitation materials.

     We have adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders of record who have the same address and last name will receive only one copy of our Proxy Statement and Annual Report, unless one or more of the shareholders at that address notify us that they wish to continue receiving individual copies. We believe this procedure provides greater convenience for our shareholders and saves money by reducing our printing and mailing costs and fees.

     If you prefer to receive a separate copy of our Proxy Statement and Annual Report, please write to Shareholder Relations, Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc., P.O. Box 1551, Raleigh, North Carolina 27602-1551 or telephone our Shareholder Relations Section at 919-546-3014, and we will promptly send you a separate copy. If you are currently receiving multiple copies of the Proxy Statement and Annual Report at your address and would prefer that a single copy be delivered there, you may contact us at the address or telephone number provided in this paragraph.

PROXY STATEMENT

PROXIES

     The accompanying proxy is solicited by our Board of Directors, and we will bear the entire cost of solicitation. We expect to solicit proxies primarily by mail. Proxies may also be solicited by telephone, e-mail or other electronic media or personally by our and our affiliates’ officers and employees, who will not be specially compensated for such services.

     You may vote shares either in person or by duly authorized proxy. In addition, you may vote your shares by telephone by following the instructions provided on the enclosed proxy card. The telephone voting facilities for shareholders of record will close at 12:01 a.m. E.D.T. on the morning of the meeting. Any shareholder who has executed a proxy and attends the meeting may elect to vote in person rather than by proxy. You may revoke any proxy given by you in response to this solicitation at any time before the proxy is exercised by (i) delivering a written notice of revocation to our Corporate Secretary, (ii) timely filing, with our Corporate Secretary, a subsequently dated, properly executed proxy, or (iii) attending the Annual Meeting and electing to vote in person. Your attendance at the Annual Meeting, by itself, will not constitute a revocation of a proxy. If you vote by telephone, you may also revoke your vote by any of the three methods noted above, or you may change your vote by voting again by telephone. If you decide to vote by completing and mailing the enclosed proxy card, you should retain a copy of certain identifying information found on the proxy card in the event that you decide later to change or revoke your proxy. You should address any written notices of proxy revocation to: Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc., P.O. Box 1551, Raleigh, North Carolina 27602-1551, Attention: Corporate Secretary.

     All shares represented by effective proxies received by the Company at or before the Annual Meeting, and not revoked before they are exercised, will be voted in the manner specified therein. Executed proxies that do not contain voting instructions will be voted “FOR” the election of all directors as set forth in this Proxy Statement; “FOR” the proposal approving the Company’s executive compensation, as set forth in this Proxy Statement; “FOR” the option of one year for the frequency of the advisory “nonbinding” vote on executive compensation, as set forth in this Proxy Statement; and “FOR” the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011, as set forth in this Proxy Statement. Proxies will be voted at the discretion of the named proxies on any other business properly brought before the meeting.

Special Note for Shares Held in “Street Name”

     If your shares are held by a brokerage firm, bank or other nominee (i.e., in “street name”), you will receive directions from your nominee that you must follow in order to have your shares voted. “Street name” shareholders who wish to vote in person at the meeting will need to obtain a special proxy form from the brokerage firm, bank or other nominee that holds their shares of record. You should contact your brokerage firm, bank or other nominee for details regarding how you may obtain this special proxy form.

     If your shares are held in “street name” and you do not give instructions as to how you want your shares voted (a “nonvote”), the brokerage firm, bank or other nominee who holds the Company’s shares on your behalf may vote the shares at its discretion on “routine” matters only. However, such brokerage firm, bank or other nominee is not required to vote your shares and therefore these unvoted shares would be counted as “broker nonvotes.”

     With respect to “routine” matters, such as the ratification of the selection of the independent registered public accounting firm, a brokerage firm, bank or other nominee has authority (but is not required), under the rules governing self-regulatory organizations (the “SRO rules”), to vote its clients’ shares if the clients do not provide instructions. When a brokerage firm, bank or other nominee votes its clients’ securities on routine matters without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted “FOR” or “AGAINST” such routine matters. The New

Carolina Power & Light Proxy Statement

York Stock Exchange (“NYSE”) recently amended its rules to make any matter relating to executive compensation a “nonroutine” matter. Matters relating to executive compensation include advisory votes to approve the compensation of executives and to determine how frequently to hold an advisory vote to approve executive compensation.

     With respect to “nonroutine” matters, including the election of directors, matters relating to executive compensation and shareholder proposals, a brokerage firm, bank or other nominee is not permitted under the SRO rules to vote its clients’ shares if the clients do not specifically instruct their brokerage firm, bank or other nominee on how to vote their shares. The brokerage firm, bank or other nominee will so note on the vote card, and this constitutes a “broker nonvote.” “Broker nonvotes” will be counted for purposes of establishing a quorum to conduct business at the meeting but not for determining the number of shares voted “FOR,” “AGAINST” or “ABSTAINING” from such nonroutine matters. At the 2011 Annual Meeting of Shareholders, the following three nonroutine matters will be presented for a vote: the election of eight (8) directors of the Company with terms expiring in 2012; an advisory (nonbinding) vote on executive compensation; and an advisory (nonbinding) vote to determine whether the vote on executive compensation will occur every one, two or three years.

     Accordingly, if you do not vote your proxy, your brokerage firm, bank or other nominee may either: (i) vote your shares on routine matters and cast a “broker nonvote” on nonroutine matters, or (ii) leave your shares unvoted altogether. Therefore, we encourage you to provide instructions to your brokerage firm, bank or other nominee by voting your proxy. This action ensures that your shares and voting preferences will be fully represented at the meeting.

VOTING SECURITIES

     Our directors have fixed March 4, 2011, as the record date for shareholders entitled to vote at the Annual Meeting. Only holders of our $5 Preferred Stock, Serial Preferred Stock and Common Stock (collectively referred to as “shares”) of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting. Each share is entitled to one vote. As of March 4, 2011, there were outstanding 236,997 shares of $5 Preferred Stock, 349,850 shares of Serial Preferred Stock and 159,608,055 shares of Common Stock. Progress Energy owns all outstanding shares of our Common Stock.

     Consistent with state law and our By-Laws, the presence, in person or by proxy, of holders of at least a majority of the total number of shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof, unless a new record date is or must be set in connection with any adjournment. Shares held of record by shareholders or their nominees who do not vote by proxy or attend the Annual Meeting in person will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. Proxies that withhold authority or reflect abstentions or “broker nonvotes” will be counted for purposes of determining whether a quorum is present.

     Pursuant to the provisions of the North Carolina Business Corporation Act, directors will be elected by a plurality of the votes cast by the holders of shares entitled to vote. Accordingly, assuming a quorum is present, the nominee(s) receiving the highest number of “FOR” votes will be elected. Withheld votes or shares held in “street name” that are not voted in the election of directors will not be included in determining the number of votes cast. Progress Energy intends to vote all of its shares of Common Stock “FOR” each nominee.

     Approval of an advisory (nonbinding) proposal regarding executive compensation as disclosed in this Proxy Statement will require the affirmative vote of a majority of votes actually cast by the holders of shares entitled to vote. Assuming a quorum is present, the number of “FOR” votes cast for this proposal at the meeting must exceed the number of “AGAINST” votes cast at the meeting in order for this proposal to be approved. Abstentions from voting and “broker nonvotes” will not count as votes cast and will not have the effect of a “negative” vote with respect to the vote on this proposal.

PROXY STATEMENT

     With regard to the advisory (nonbinding) proposal to determine whether the frequency vote to approve executive compensation will occur every one, two or three years, assuming a quorum is present, the option of once every year, two years or three years that receives the highest number of “FOR” votes cast at the meeting will be the frequency option for the advisory (nonbinding) vote on the compensation of our named executive officers that is approved on an advisory basis. Abstentions from voting and “broker nonvotes” will not count as votes cast and will not have the effect of a “negative” vote with respect to the vote on this proposal.

     Approval of the proposal to ratify the selection of our independent registered public accounting firm, and other matters properly brought before the Annual Meeting, if any, generally will require the affirmative vote of a majority of votes actually cast by holders of shares entitled to vote. Assuming a quorum is present, the number of “FOR” votes cast at the meeting for this proposal must exceed the number of “AGAINST” votes cast at the meeting in order for the proposal to be approved. Abstentions from voting and “broker nonvotes” will not count as votes cast and will not have the effect of a “negative” vote with respect to any such matters. Progress Energy intends to vote all of its shares of Common Stock “FOR” this proposal.

     We will announce preliminary voting results at the Annual Meeting. We will publish the final results in a Current Report on Form 8-K within four (4) business days of the Annual Meeting. In addition, we will disclose the decision about how frequently the Company will conduct future votes on executive compensation in a Current Report on Form 8-K within 150 calendar days of our Annual Meeting, but no later than October 3, 2011. A copy of these Forms 8-K may be obtained without charge by any of the means outlined above for obtaining a copy of our Annual Report on Form 10-K, as amended.

PROPOSAL 1—ELECTION OF DIRECTORS

     The Company’s amended By-Laws provide that the number of directors of the Company shall be not less than five nor more than nine. The amended By-Laws also provide for the annual election of each director. Directors will serve one-year terms upon election at the 2011 Annual Meeting of Shareholders.

     The Board of Directors nominates the following eight (8) nominees to serve as directors with terms expiring in 2012 and until their respective successors are elected and qualified: Jeffrey A. Corbett, William D. Johnson, Jeffrey J. Lyash, John R. McArthur, Mark F. Mulhern, James Scarola, Paula J. Sims, and Lloyd M. Yates. Proxies cannot be voted for a greater number of persons than nominees named.

     There are no family relationships between any of the directors, any executive officers or nominees for director of the Company or its subsidiaries, and there is no arrangement or understanding between any director or director nominee and any other person pursuant to which the director or director nominee was selected.

     The election of directors will be determined by a plurality of the votes cast at the Annual Meeting at which a quorum is present. This means that nominees receiving the highest number of “FOR” votes will be elected. Abstentions and broker nonvotes, if any, are not treated as votes cast and, therefore, will have no effect on the proposal to elect directors. Shareholders do not have cumulative voting rights in connection with the election of directors.

     Valid proxies received pursuant to this solicitation will be voted in the manner specified. Where specifications are not made, the shares represented by the accompanying proxy will be voted “FOR” the election of each of the eight (8) nominees. Votes (other than abstentions) will be cast pursuant to the accompanying proxy for the election of the nominees listed above unless, by reason of death or other unexpected occurrence, one or more of such nominees shall not be available for election, in which event it is intended that such votes will be cast for such substitute nominee or nominees as may be determined by the persons named in such proxy. The Board of Directors has no reason to believe that any of the nominees listed above will not be available for election as a director.

     The names of the eight (8) nominees for election to the Board of Directors, along with their ages, principal occupations or employment for the past five years, directorships of public companies held during the past five years, and disclosures regarding the specific experience, qualifications, attributes or skills that led the Board to conclude

Carolina Power & Light Proxy Statement

that such individuals should serve on the Board, are set forth below. The Board has not established any committees. The Company is a direct subsidiary of Progress Energy and an affiliate of Florida Power Corporation d/b/a Progress Energy Florida, Inc. (“PEF”), which is noted in the descriptions below. Information concerning the number of shares of Progress Energy’s Common Stock beneficially owned, directly or indirectly, by all current directors appears on page 8 of this Proxy Statement.

     The Board of Directors recommends a vote “FOR” each nominee for director.

Nominees for Election

     JEFFREY A. CORBETT, age 51, is Senior Vice President, Energy Delivery, of the Company, since January 2008. In his current role, Mr. Corbett oversees operations and services in the Carolinas, including engineering, distribution, construction, metering, power restoration, community relations and customer service. He has served as a director of the Company since September 2008. Mr. Corbett previously served as Senior Vice President, Energy Delivery, of PEF, from June 2006 to January 2008; Vice President, Distribution, of the Company, from January 2005 to June 2006; Vice President, Eastern Region, of the Company, from September 2002 to January 2005; General Manager, Eastern Region, of the Company, from January 2001 to August 2002; and Director, Distribution Power Quality and Reliability, from 1999 to December 2000. Before joining Progress Energy in 1999, Mr. Corbett spent 17 years with Virginia Power, serving in a variety of engineering and leadership roles. Mr. Corbett’s broad experience and knowledge in operations, customer service, energy efficiency and demand-side management will be critical assets as the Company pursues its strategy of making investments that enable us to meet the energy needs of our customers and satisfy new government policies while creating long-term value.

     WILLIAM D. JOHNSON, age 57, is Chairman, President and Chief Executive Officer of Progress Energy, since October 2007. Mr. Johnson is also Chairman of PEC and PEF. He has served as Chairman of the Company since July 2007. Mr. Johnson previously served as President and Chief Operating Officer of Progress Energy, from January 2005 to October 2007. In that role, he oversaw the generation and delivery of electricity by PEC and PEF. Mr. Johnson has been with Progress Energy (formerly CP&L) in a number of roles since 1992, including Group President for Energy Delivery, President and Chief Executive Officer for Progress Energy Service Company, LLC and General Counsel and Corporate Secretary for Progress Energy. Before joining Progress Energy, Mr. Johnson was a partner with the Raleigh, N.C., law office of Hunton & Williams LLP, where he specialized in the representation of utilities. Mr. Johnson has served in a variety of senior management positions during his tenure with the Company. His background as a lawyer representing utilities, coupled with his years of hands-on experience at the Company, provides him with a unique perspective and a keen understanding of the opportunities and challenges facing the Company and our industry. Mr. Johnson’s breadth of knowledge and experience in addressing key operational, policy, legislative and strategic issues, and his proven leadership skills will be significant assets to the Company as it focuses on optimizing its balanced solution strategy for meeting our customers’ future energy needs in the face of a challenging economy, and a changing regulatory and legislative environment.

     JEFFREY J. LYASH, age 49, is Executive Vice President, Energy Supply, of Progress Energy, since June 2010. In his role, Mr. Lyash oversees all power generation plants in the Carolinas and Florida. Mr. Lyash has served as a director of the Company since 2009. He previously served as Executive Vice President of Corporate Development, Progress Energy, from July 2009 to June 2010; President and Chief Executive Officer, PEF, from June 2006 to July 2009; Senior Vice President, PEF, from November 2003 to June 2006; and Vice President, Transmission in Energy Delivery, PEC, from January 2002 to October 2003. Mr. Lyash joined Progress Energy (formerly CP&L) in 1993 and spent his first eight years at the Brunswick Nuclear Plant in Southport, N.C., in a number of management roles. His last position at Brunswick was as Director of site operations. Before joining Progress Energy, Mr. Lyash worked with the U.S. Nuclear Regulatory Commission (NRC) in a number of capacities between 1984 and 1993. Mr. Lyash’s breadth of experience and leadership abilities will continue to be valuable in the Company’s efforts to make the investments that are necessary for optimizing its balanced solution strategy for meeting the future energy needs of its customers and satisfying government policies in a challenging economy and changing business environment.

PROXY STATEMENT

     JOHN R. MCARTHUR, age 55, is Executive Vice President of Progress Energy, since September 2008. In that role, Mr. McArthur is responsible for corporate and utility support functions, including Audit Services, Corporate Communications, Corporate Services, External Relations, Human Resources and Legal. He has served as a director of the Company since July 2007. Mr. McArthur also serves as General Counsel, since April 2010, and previously from 2004 until 2009, and as Corporate Secretary, since 2004, of Progress Energy. He is also Executive Vice President of the Company since September 2008, Executive Vice President of PEF since November 2008 and Senior Vice President and Corporate Secretary of Florida Progress Corporation since January 2004. Mr. McArthur has been with Progress Energy in a number of roles since 2001, including Senior Vice President, Corporate Relations, and Vice President, Public Affairs. Before joining Progress Energy, he was a senior adviser to N.C. Governor Mike Easley, handling major policy initiatives as well as media and legal affairs. Mr. McArthur’s extensive legal, policy and legislative experience will be critical assets to the Company as we address new laws and regulations in the areas of energy policy, environmental compliance, renewable energy standards and corporate governance.

     MARK F. MULHERN, age 51, is Senior Vice President and Chief Financial Officer of the Company, PEF and Progress Energy, since September 2008. Mr. Mulhern has served as a director of the Company since September 2008. He previously served as Senior Vice President, Finance, of the Company and PEF, from November 2007 to September 2008, and Senior Vice President, Finance, of Progress Energy, from July 2007 to September 2008. Mr. Mulhern also served as President of Progress Ventures (the unregulated subsidiary of Progress Energy), from 2005 to 2008; Senior Vice President of Competitive Commercial Operations of Progress Ventures, from 2003 to 2005; Vice President, Strategic Planning, of Progress Energy, from 2000 to 2003; Vice President and Treasurer of Progress Energy, from 1997 to 2000; and Vice President and Controller of Progress Energy, from 1996 to 1997. Before joining Progress Energy (formerly CP&L) in 1996, Mr. Mulhern was the Chief Financial Officer at Hydra Co. Enterprises, the independent power subsidiary of Niagara Mohawk. He also spent eight years at Price Waterhouse, serving a wide variety of manufacturing and service businesses. Mr. Mulhern has worked in every financial management function at Progress Energy. He understands the Company and our industry. Mr. Mulhern’s experience and qualifications in corporate finance will be important to the Company’s efforts to meet its financial commitments and attract capital for funding the investments and initiatives that are necessary to implement the Company’s long-term strategy in a challenging economy and changing business environment.

     Other public directorships in past five years:
     EXCO Resources, Inc. (February 2010 to present)

     JAMES SCAROLA, age 55, is Senior Vice President and Chief Nuclear Officer of the Company and PEF, since January 2008. In that role, he oversees all aspects of the Company’s nuclear program. Mr. Scarola has served as a director of the Company since January 2008. He previously served as Vice President at the Brunswick Nuclear Plant, from October 2005 to December 2007. Mr. Scarola joined Progress Energy (formerly CP&L) in 1998, where he served as Vice President at the Harris Nuclear Power Plant until October 2005. Mr. Scarola entered the nuclear power field in 1978 as a design engineer and has held positions in construction, start-up testing, maintenance, engineering and operations. He was the Plant General Manager at the St. Lucie Nuclear Plant with Florida Power & Light Company prior to joining Progress Energy. Mr. Scarola has served in leadership positions at the Company at the plant level and throughout Progress Energy’s Nuclear Generation Group. He has been instrumental in developing a culture of performance. Mr. Scarola’s extensive technical knowledge and proven capabilities in the nuclear arena will be an asset in the years ahead, as the Company focuses on improving nuclear fleet performance and optimizing its balanced solution to meeting its customers’ electric energy needs and complying with new government policies while creating long-term value.

Carolina Power & Light Proxy Statement

     PAULA J. SIMS, age 49, is Senior Vice President, Corporate Development and Improvement, of Progress Energy, since June 2010. In this role, Ms. Sims is responsible for implementing our balanced solution strategy for meeting the future energy needs of our customers. In addition, she oversees program development and construction of new generation projects, renewable energy and energy-efficiency programs, supply chain, information technology and wholesale power operations. Ms. Sims is the executive sponsor for Continuous Business Excellence, Progress Energy’s framework for improving processes, efficiency and overall cost management and has responsibility for environmental, health and safety. She has served as a director of the Company since September 2008. Ms. Sims previously served as Senior Vice President, Power Operations, of the Company and PEF, from July 2007 to June 2010; Senior Vice President, Regulated Services, of the Company, from January 2006 to July 2007; Vice President, Fossil Fuel Generation, of the Company and PEF, from January 2006 to April 2006; Vice President, Regulated Fuels, of the Company, from December 2004 to December 2005; Chief Operating Officer of Progress Fuels Corporation, from February 2002 to December 2004; and Vice President, Business Operations & Strategic Planning, of Progress Fuels Corporation, from June 2001 to February 2002. Before joining Progress Energy in 1999, Ms. Sims was with GE Aircraft Engines, where she served in a number of engineering, operations and plant management roles for over 15 years. Ms. Sims’ depth of knowledge and experience will continue to be valuable to the Company as it navigates a challenging economy and changing business environment. Ms. Sims’ leadership in creating a culture of improving productivity and efficiency while achieving sustainable savings will be important to the Company’s efforts to meet its financial commitments and attract the capital necessary for optimizing its long-term strategy.

     LLOYD M. YATES, age 50, is President and Chief Executive Officer of the Company, since July 2007. Mr. Yates oversees all aspects of the Company’s delivery operations, including distribution and customer service, transmission, and products and services. He is also responsible for overseeing the overall strategic direction and financial performance of the Company. Mr. Yates has served as director of the Company since July 2007. He served as Senior Vice President of the Company, from January 2005 to July 2007; Vice President, Transmission, from November 2003 to December 2004; and Vice President, Fossil Generation, from November 1998 to November 2003. Before joining Progress Energy (formerly CP&L) in 1998, Mr. Yates was with PECO Energy for over 16 years in several line operations and management positions. His last position with PECO was as General Manager, Operations in the power operations group. Mr. Yates’s vast experience and knowledge of the Company and the industry will continue to be significant assets as the Company optimizes its balanced solution strategy for meeting its customers’ future energy needs, including implementation of its coal-to-gas strategy. Mr. Yates has the proven leadership skills the Company will need as it confronts a challenging economy, a complex business environment, and new laws and regulations that impact energy policy, environmental compliance and renewable energy standards.

PRINCIPAL SHAREHOLDERS

     The table below sets forth the only shareholders we know to beneficially own more than 5 percent (5%) of the outstanding shares of our Common Stock as of December 31, 2010. We are not aware of any person owning more than 5 percent (5%) of either our $5 Preferred Stock or our Serial Preferred Stock. Other than the previously noted three classes of stock, we do not have any other class of voting securities outstanding.

		Number of Shares	Percentage of
Title of Class	Name and Address of Beneficial Owner	Beneficially Owned	Class
Common Stock	Progress Energy, Inc.	159,608,055	100
	410 S. Wilmington Street
	Raleigh, NC 27601-1849

PROXY STATEMENT

MANAGEMENT OWNERSHIP OF COMMON STOCK

     None of our Directors or Officers owns any of the Company’s Common Stock or either series of our Preferred Stock.

     The following table describes the beneficial ownership of the Common Stock of Progress Energy as of February 28, 2011, of (i) all current directors and nominees for director, (ii) each executive officer named in the Summary Compensation Table presented later in this Proxy Statement, and (iii) all directors and nominees for director and executive officers as a group. As of February 28, 2011, none of the individuals or the group in the above categories owned 1 percent (1%) or more of Progress Energy’s voting securities. Unless otherwise noted, all shares of Progress Energy Common Stock set forth in the table are beneficially owned, directly or indirectly, with sole voting and investment power, by such shareholder.

	Number of Shares
	of Common Stock
Name	Beneficially Owned1
Jeffrey A. Corbett	24,836	1
William D. Johnson	204,278	1
Jeffrey J. Lyash	24,930	1
John R. McArthur	66,718	1
Mark F. Mulhern	50,874	1
James Scarola	43,223	1
Paula J. Sims	27,141	1
Lloyd M. Yates	48,784	1
Shares of Progress Energy Common Stock beneficially owned by all directors and executive
officers of the Company as a group (9 persons)	501,554	2
____________________

     1 Includes shares of Restricted Stock currently held, and shares of Progress Energy Common Stock such officer has the right to acquire beneficial ownership of within 60 days through the exercise of certain stock options, as follows:

Officer and/or Director	Restricted Stock	Stock Options
Jeffrey A. Corbett	—	—
William D. Johnson	5,534	—
Jeffrey J. Lyash	1,367	—
John R. McArthur	1,667	—
Mark F. Mulhern	1,167	7,000
James Scarola	1,100	34,600
Paula J. Sims	1,000	—
Lloyd M. Yates	1,367	—

     2 Includes shares each group member (shares in the aggregate) has the right to acquire beneficial ownership of within 60 days through the exercise of certain stock options.

Carolina Power & Light Proxy Statement

Management Ownership of Units Representing Common Stock

     The table below shows ownership as of February 28, 2011, of (i) performance units under Progress Energy’s Long-Term Compensation Program; (ii) performance units recorded to reflect awards deferred under the Progress Energy Management Incentive Compensation Plan (“MICP”); (iii) performance shares awarded under the Performance Share Sub-Plan of Progress Energy’s 1997, 2002 and 2007 Equity Incentive Plans (“PSSP”) (see “Outstanding Equity Awards at Fiscal Year-End Table” on page 41); (iv) units recorded to reflect awards deferred under the PSSP; (v) replacement units representing the value of our contributions to the Progress Energy 401(k) Savings & Stock Ownership Plan that would have been made but for the deferral of salary under Progress Energy’s Management Deferred Compensation Plan and contribution limitations under Section 415 of the Internal Revenue Code of 1986, as amended; and (vi) Restricted Stock Units (“RSUs”) awarded under the 2002 and 2007 Progress Energy Equity Incentive Plans. A unit of Common Stock does not represent an equity interest in Progress Energy, and possesses no voting rights, but is equal in economic value at all times to one share of Progress Energy Common Stock.

	Long-Term
	Compensation			PSSP
Officer	Program	MICP	PSSP	Deferred	MDCP	RSUs
William D. Johnson	—	1,812	122,314	—	1,121	66,714
Jeffrey L. Lyash	—	—	28,446	—	3,726	16,192
John R. McArthur	—	—	30,665	—	—	16,632
Mark F. Mulhern	—	1,808	25,611	911	—	14,558
Lloyd M. Yates	—	2,829	28,129	6,749	168	16,087

TRANSACTIONS WITH RELATED PERSONS

     There were no transactions in 2010 and there are no currently proposed transactions involving more than $120,000 in which the Company or any of its subsidiaries was or is to be a participant and in which any of the Company’s directors, executive officers, nominees for director or any of their immediate family members had a direct or indirect material interest except for compensation earned pursuant to their employment agreements for services they provide to the Company and its affiliates.

     Our Parent’s Board of Directors has adopted policies and procedures for the review, approval or ratification of Related Person Transactions under Item 404(a) of Regulation S-K (the “Policy”), which is attached to this Proxy Statement as Exhibit A. Progress Energy’s Board has determined that its Corporate Governance Committee (the “Governance Committee”) is best suited to review and approve Related Person Transactions because that Committee oversees Progress Energy’s Board of Directors’ assessment of its directors’ independence. Progress Energy’s Governance Committee will review and may recommend to the Board amendments to this Policy from time to time.

     For the purposes of the Policy, a “Related Person Transaction” is a transaction, arrangement or relationship, including any indebtedness or guarantee of indebtedness (or any series of similar transactions, arrangements or relationships), in which Progress Energy (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds $120,000, and in which any Related Person had, has or will have a direct or indirect material interest. The term “Related Person” is defined under the Policy to include our directors, executive officers, nominees to become directors and any of their immediate family members.

PROXY STATEMENT

     Progress Energy’s general policy is to avoid Related Person Transactions. Nevertheless, Progress Energy recognizes that there are situations where Related Person Transactions might be in, or might not be inconsistent with, our best interests and those of our shareholders. These situations could include (but are not limited to) situations where we might obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources or when we provide products or services to Related Persons on an arm’s length basis on terms comparable to those provided to unrelated third parties or on terms comparable to those provided to employees generally. In determining whether to approve or disapprove each Related Person Transaction, the Governance Committee considers various factors, including (i) the identity of the Related Person; (ii) the nature of the Related Person’s interest in the particular transaction; (iii) the approximate dollar amount involved in the transaction; (iv) the approximate dollar value of the Related Person’s interest in the transaction; (v) whether the Related Person’s interest in the transaction conflicts with his obligations to the Company and its shareholders; (vi) whether the transaction will provide the Related Person with an unfair advantage in his dealings with the Company; and (vii) whether the transaction will affect the Related Person’s ability to act in the best interests of the Company and its shareholders. The Governance Committee will only approve those Related Person Transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers to file reports of their holdings and transactions in our securities and those of our Parent with the SEC and the NYSE. Based on our records and other information, we believe that all Section 16(a) filing requirements applicable to our directors and executive officers with respect to the Company’s 2010 fiscal year were met, except as previously disclosed in our 2010 Annual Meeting Proxy Statement, dated March 31, 2010, as filed with the SEC.

CODE OF ETHICS

     In keeping with its commitment to sound corporate governance, the Board of Directors of Progress Energy has adopted a comprehensive written Code of Ethics that incorporates an effective reporting and enforcement mechanism. The Code of Ethics is applicable to all employees of Progress Energy and its subsidiaries, including our Chief Executive Officer, our Chief Financial Officer and our Controller. The Board has adopted Progress Energy’s Code of Ethics as its own standard. Board members, our officers and our employees certify their compliance with Progress Energy’s Code of Ethics on an annual basis.

     Progress Energy’s Code of Ethics is posted on our Parent’s Internet website, and can be accessed at www.progress-energy.com/investor.

DIRECTOR INDEPENDENCE

     The Board of Directors has determined that none of the persons who served as directors for any portion of 2010 was, and none of the current directors or nominees for director is, independent, as that term is defined under the general independence standards contained in the listing standards of the NYSE because they are all employees of the Company and/or its affiliates. Neither the NYSE rules nor the SEC rules require our directors to be independent.

BOARD, BOARD COMMITTEE AND ANNUAL MEETING ATTENDANCE

     The Board of Directors is currently comprised of eight (8) members. The Board of Directors met four (4) times in 2010. Average attendance of the directors at the meetings of the Board held in 2010 was 89 percent, and no directors attended less than 75 percent of all Board meetings held in 2010.

     Our Company expects all directors to attend its annual meetings of shareholders. All directors who were serving as directors as of May 12, 2010, the date of the 2010 Annual Meeting of Shareholders, attended that meeting.

Carolina Power & Light Proxy Statement

BOARD COMMITTEES

     In conjunction with the restructuring of the Company’s Board in 2007 to include only employees of the Company and its affiliates, the Board determined that it was not necessary to establish committees of the Board. Therefore, the Company does not have a separately standing audit committee, compensation committee or nominating committee. The Board believes that this approach increases efficiency and permits the Company to better execute its business strategy.

     The full Board participates in the consideration of director nominees.

     The Organization and Compensation Committee of Progress Energy’s Board of Directors has been delegated authority on behalf of the Company to approve senior management compensation, including making senior executive compensation recommendations to our Board, as appropriate. The following individuals are members of the Organization and Compensation Committee of Progress Energy’s Board: Ms. E. Marie McKee—Chair, and Messrs. John D. Baker II, Harris E. DeLoach, Jr., James B. Hyler, Jr., Robert W. Jones, Melquiades R. “Mel” Martinez, and John H. Mullin, III.

     The Audit and Corporate Performance Committee of Progress Energy’s Board is responsible for the pre-approval of audit and non-audit services provided to the Company by its independent registered accounting firm. The following individuals are members of the Audit and Corporate Performance Committee of Progress Energy’s Board: Ms. Theresa M. Stone—Chair, and Messrs. James E. Bostic, Jr., W. Steven Jones, Charles W. Pryor, Jr., Carlos A. Saladrigas, and Alfred C. Tollison, Jr. Ms. Stone and Mr. Saladrigas have been designated by the Progress Energy Board of Directors as the “Audit Committee Financial Experts,” as that term is defined in the SEC rules.

Compensation Committee Interlocks and Insider Participation

     The Board does not have a compensation committee.

DIRECTOR NOMINATING PROCESS AND COMMUNICATIONS
WITH BOARD OF DIRECTORS

Director Candidate Recommendations and Nominations by Shareholders

     Shareholders should submit any director candidate recommendations in writing in accordance with the method described under “Communications with the Board of Directors” below. Any director candidate recommendation that is submitted by one of our shareholders will be acknowledged, in writing, by the Corporate Secretary. The recommendation will be promptly forwarded to the Chairman of the Board, who will place consideration of the recommendation on the agenda for the Board’s regular November meeting. The Board will discuss candidates recommended by shareholders at its November meeting, and will determine whether it will nominate a particular candidate for election to the Board.

     Additionally, in accordance with Section 10 of our By-Laws, any shareholder of record entitled to vote for the election of directors at the applicable meeting of shareholders may nominate persons for election to the Board of Directors if that shareholder complies with the notice procedure set forth in the By-Laws and summarized in “Future Shareholder Proposals” on page 67 of this Proxy Statement.

PROXY STATEMENT

Process for Identifying and Evaluating Director Candidates

     The full Board evaluates all director candidates, including those nominated or recommended by shareholders, in accordance with the Board’s qualification standards. The Board evaluates each candidate’s qualifications and assesses them against the perceived needs of the Board. Qualification standards for all Board members include: integrity; sound judgment; financial acumen; strategic thinking; ability to work effectively as a team member; demonstrated leadership; experience in a field of business; professional or other activities that bear a relationship to our mission and operations; appreciation of the business and social environment in which we operate; and an understanding of our responsibilities to shareholders, employees, customers and the communities we serve. The Company does not have a nominating committee.

Communications with the Board of Directors

     The Board has approved a process for shareholders to send communications to the Board. That process provides that shareholders can send communications to the Board or to specified individual directors in writing c/o David B. Fountain, Corporate Secretary, Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc., P.O. Box 1551, Raleigh, North Carolina 27602-1551.

     We screen mail addressed to the Board or any specified individual director for security purposes and to ensure that the mail relates to discrete business matters relevant to the Company. Mail that satisfies these screening criteria is forwarded to the appropriate director.

BOARD DIVERSITY

     The Company’s Board does not have a separately standing nominating committee. Rather, the full Board participates in the consideration of director nominees. The Board does not have a policy with regard to the consideration of diversity in identifying director nominees; however, diversity and inclusion is an integral part of the Company’s culture. The Company recognizes that its success is dependent upon a sound corporate strategy and highly motivated employees who bring diverse perspectives, experiences and abilities to the workplace.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Board Leadership Structure

     Our By-Laws require the Board to appoint a Chief Executive Officer who shall also be either the Chairman, the Vice Chairman or the President of the Company. Currently, the Board believes that the Company’s interests are best served by separating the roles of Chairman and Chief Executive Officer. William D. Johnson serves as Chairman, and Lloyd M. Yates serves as President and Chief Executive Officer. Although the two roles are separate, the individuals who serve in the roles are both employees of the Company or its affiliates. Indeed, the Company’s Board is comprised entirely of employees of the Company or its affiliates. The Company believes that this structure simplifies the decision-making process, increases efficiency and permits the Company to better execute its business strategy. This is particularly beneficial for the Board at this time given the rapidly evolving nature of the energy industry and the complexity of the projects being undertaken by the Company, including the implementation of its coal-to-gas strategy.

     As a result of the restructuring of the Company’s Board in 2007, none of the current directors is independent, as that term is defined under the general independence standards contained in the listing standards of the NYSE, because they are all employees of the Company or its affiliates. Neither the NYSE rules nor the SEC rules require our directors to be independent. The Company does not have a Lead Director.

Carolina Power & Light Proxy Statement

Board Role in Risk Oversight

     Our Parent has established a framework that supports the risk management activities that occur across Progress Energy, including the Company. The framework establishes processes for identifying, measuring, managing and monitoring risk across our Parent and its subsidiaries. Our Parent also maintains an ongoing oversight structure that details risk types and the internal organizations and Committees of our Parent’s Board that have oversight and governance responsibility for each risk type. Progress Energy’s Chief Executive Officer and Senior Management have responsibility for assessing and managing the Company’s exposure to risk. In this regard, our Parent has established a Risk Management Committee, comprised of various senior executives, that provides guidance and direction in the identification and management of financial risks. The Company’s Board is not involved in the Company’s day-to-day risk management activities; however, our Parent’s Board and its various Committees are involved in different aspects of overseeing those activities.

     The risks associated with our strategic plan are discussed annually with Progress Energy’s Board of Directors. Because overseeing risk is an ongoing process and inherent in our Parent’s strategic decisions, Progress Energy’s Board also discusses risk throughout the year at other meetings in relation to specific proposed actions.

     The Audit and Corporate Performance Committee of Progress Energy’s Board is responsible for ensuring that appropriate risk management guidelines and controls are in place and reviews the oversight structure for managing risk. The Audit and Corporate Performance Committee reviews and discusses with management our Parent’s guidelines and policies governing risk assessment and risk management. The Audit and Corporate Performance Committee is also responsible for oversight of the risks associated with financial reporting and our Parent’s compliance with legal and regulatory requirements.

     The Finance Committee of Progress Energy’s Board is responsible for the oversight of the Risk Management Committee Policy and Guidelines. It oversees the financial risks associated with guarantees, risk capital, corporate financing activities and debt structure. The Finance Committee ensures that dollar amounts and limits are managed within the established framework. The Finance Committee reports to the full Board of Progress Energy at least once a quarter.

     The Operations and Nuclear Oversight Committee of Progress Energy’s Board is charged with oversight of risks related to operations, major capital projects and environmental, health and safety issues.

     The Organization and Compensation Committee of Progress Energy’s Board is responsible for the oversight of risks that can result from personnel issues and misalignment between compensation and performance plans and the interests of Progress Energy’s shareholders.

     Our Parent’s risk management structure is designed to enable Progress Energy’s Board to stay informed about and understand the key risks facing the Company, understand how those risks relate to the Company’s business and strategy, and the steps our Parent is taking to manage those risks.

PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

     This Compensation Discussion and Analysis (“CD&A”) relates to the compensation of the executive officers of the Company. The officers of the Company’s parent, Progress Energy, Inc. (the “Parent” or “Progress Energy”) also serve as officers and/or directors of various Progress Energy subsidiaries, including the Company. They have multiple responsibilities within and provide various services to Progress Energy and its subsidiaries. The total compensation of Progress Energy’s executive officers is designed to cover the full range of services they provide to Progress Energy and its subsidiaries. It is not the policy of Progress Energy to allocate compensation paid to its executive officers among the various subsidiaries in which they provide services. The Organization and Compensation Committee of Progress Energy’s Board of Directors (throughout this CD&A, the “Committee”) has been designated authority on behalf of the Company to approve senior management compensation, including making senior executive compensation recommendations to subsidiary boards, as appropriate.

EXECUTIVE SUMMARY

     Progress Energy is an integrated electric utility primarily engaged in the regulated utility business. As a wholly-owned subsidiary of Progress Energy, our executive compensation philosophy aligns with that of our Parent. It is designed to provide competitive compensation consistent with key principles that we believe are critical to our long-term success.

     We are committed to providing an executive compensation program that supports the following goals and philosophies:
  Aligning our management team’s interests with shareholders’ expectations of earnings per share growth and a competitive dividend yield;

  Effectively compensating our management team for actual performance over the short and long term;

  Rewarding operating performance results that are sustainable and consistent with reliable and efficient electric service;

  Attracting and retaining an experienced and effective management team;

  Motivating and rewarding our management team to produce growth and performance for our shareholders that are sustainable and consistent with prudent risk-taking and based on sound corporate governance practices; and

  Providing market competitive levels of target (i.e., opportunity) compensation.
     Highlights of the 2010 executive compensation program are:
  Met our commitment to our customers to provide safe, reliable and competitively priced electric service.

  Our named executive officers’ (NEOs) target (i.e., opportunity) total compensation levels were approximately 25% below the 50th percentile of our benchmarking peer group as described below in the Benchmarking section.

  We continue to provide only minimal executive perquisites (only those prevalent in the marketplace and that are conducive to promoting our desired business outcomes) and no tax gross-ups were made on any perquisites.

Carolina Power & Light Proxy Statement
  Payments under the Management Incentive Compensation Plan (“MICP”) and the Performance Share Sub-Plan (“PSSP”) are based on the achievement of multiple performance factors that we believe drive shareholder value.

  The Committee made a number of its decisions in consideration of the challenging economic environment such as:

    no increases to the NEOs’ base salaries, other than one market-based adjustment; and

    a 20% reduction in the annual grant of restricted stock units (RSUs).
     For 2010, the Company’s NEOs were:
  William D. Johnson, Chairman;

  Mark F. Mulhern, Senior Vice President and Chief Financial Officer;

  Jeffrey J. Lyash, Executive Vice President – Energy Supply (formerly Executive Vice President – Corporate Development);

  Lloyd M. Yates, President and Chief Executive Officer; and

  John R. McArthur, Executive Vice President, General Counsel and Corporate Secretary.
I. COMPENSATION OVERVIEW

ASSESSMENT OF RISK

     Progress Energy is highly regulated at both the federal and state levels; therefore, significant swings in earnings performance or growth over time are less influenced by any particular individual or groups of individuals. We believe our compensation program for executive officers does not incentivize excessive risk taking for the following reasons:
  Our compensation program is evaluated annually by the Committee, with the assistance of its compensation consultant, for its effectiveness and consistency with the Company’s goals.

  Our incentive compensation practices do not reward the executive officers for meeting or exceeding volume or revenue targets.

  Our compensation program appropriately balances short- and long-term incentives with approximately 63% of total target compensation for the Chairman and approximately 50% of total target compensation for the other NEOs provided in equity and focused on long-term performance.

  The PSSP rewards significant and sustainable performance over the longer term by focusing on three-year earnings per share growth and relative total shareholder return targets.

  The MICP focuses on ongoing earnings per share and legal entity net income, because we believe that these are the best measures to assess the change in the intrinsic value of Progress Energy over time and therefore to determine how successful Progress Energy is in its fundamental business.

  The executive officers receive restricted stock units that generally have a three-year vesting period so that their upside potential and downside risk are aligned with that of our and our Parent’s shareholders and promote long-term performance over the vesting period.

PROXY STATEMENT
  The executive officers are subject to stock ownership guidelines independently set by the Committee to ensure long-term alignment with shareholders.

  The Committee has discretion to adjust all incentive awards based on factors it deems appropriate, including the Company’s, our Parent’s, and the individual executive’s performance and how results are achieved.
     We have determined that the compensation program for executive officers who are in senior management positions does not encourage excessive risk taking for all the reasons stated above.

PROGRAM ADMINISTRATION

     Our executive compensation program is administered by the Committee, which is composed of seven independent directors (as defined under the NYSE Corporate Governance Rules). Members of the Committee currently do not receive compensation under any compensation program in which our executive officers participate. For a discussion of director compensation, see the “Director Compensation” section on page 59 of this Proxy Statement.

     The Committee’s charter authorizes the Committee to hire outside consultants. The Committee evaluates the performance of its compensation consultant annually to assess the consultant’s effectiveness in assisting the Committee with implementing the Company’s compensation program and principles. The Committee retained Meridian Compensation Partners, LLC (“Meridian”) as its independent executive compensation consultant to assist the Committee in meeting the Company’s compensation objectives. The Committee regularly meets with its consultant in executive session to discuss matters independent of management. Under the terms of its engagement, in 2010 Meridian reported directly to the Committee. Meridian solely provides executive compensation advisory services to the Committee and provides no other services to the Committee or the Company.

     Our executive officers and other members of management periodically meet with the compensation consultant to ensure the consultant understands our and our Parent’s business strategy. Our executive officers and other Company employees provide the consultant with information regarding our executive compensation and benefit plans and how we administer them on an as-needed basis. In addition, the executive officers ensure that the Committee receives administrative support and assistance, and make recommendations to the Committee to ensure that compensation plans are aligned with our business strategy and meet the principles described above. John R. McArthur, our Executive Vice President, serves as management’s liaison to the Committee. William D. Johnson, our Parent’s Chief Executive Officer, is responsible for conducting annual performance evaluations of the other executive officers and making recommendations to the Committee regarding those executives’ compensation. The independent directors of the Board conduct an annual performance evaluation of Mr. Johnson. The Committee discusses the results of the evaluation with Mr. Johnson and makes compensation decisions for him giving consideration to the evaluation results.

COMPETITIVE POSITIONING PHILOSOPHY

     The Committee believes its compensation philosophy is aligned with our executive compensation objective of linking pay to performance. When we benchmark and set compensation for our executives against a peer group, we focus on “target” compensation. Target compensation is the value of a pay opportunity as of the beginning of the year. For short-term incentives, this means the value of that incentive opportunity based on the target percentage of salary if our performance objectives are achieved. For example, our Parent’s Chief Executive Officer’s target incentive opportunity is 85% of salary. This means if we reach our targeted financial objectives for the year, a target incentive award would likely be paid. Correspondingly, if performance should fall short or rise above these goals, then the earned incentive award would typically be lesser or greater than targeted. In any event, target incentive opportunities are not a certainty but are a function of business results.

Carolina Power & Light Proxy Statement

     For the performance shares, the ultimate value of any earned award is entirely a function of performance against the pre-established 3-year performance goals as well as the value of the underlying stock price. Also, for the restricted shares the value of any earned award is a function of continued service and the value of the underlying stock price. The target value is not a certainty but only the value of the opportunity.

     What ultimately might be earned from either short- or long-term incentives is a function of performance and extended service. With respect to our variable pay programs, it is generally not the Company’s purpose to deliver comparable pay outcomes versus that of other companies since outcomes can differ by company based on their performance. Rather, our general compensation objective is to deliver comparable pay opportunities. Realized results will then be a significant function of performance and continued service. This is a common convention among companies; nonetheless, it is an important context to consider when reviewing the remainder of this CD&A where regular references to targets and/or grant date values for our compensation programs appear.

     Target total compensation opportunities are intended to approximate the 50th percentile of our Parent’s peer group (as defined below) with flexibility to pay higher or lower amounts based on individual contribution, competition, retention, succession planning and the uniqueness and complexity of a position. To assess overall compensation, the Committee utilizes tally sheets that provide a summary of the elements of compensation for each senior executive. The tally sheets indicate target and actual pay earned. They also summarize potential retirement benefits at age 65, current equity holdings and potential value from severance.

     The compensation opportunities vary significantly from individual to individual based on the specific nature of the executive position. For example, our Parent’s CEO is responsible for the overall performance of Progress Energy and, as such, his position has a greater scope of responsibility than our other executive positions and is benchmarked accordingly. From a market perspective, the position of chief executive officer receives a greater compensation opportunity than other executive positions. The Committee therefore sets our Parent’s CEO’s compensation opportunity at a level that reflects the responsibilities of his position and the Committee’s expectations.

COMPETITIVE BENCHMARKING

     On an annual basis, the Committee’s compensation consultant provides the Committee with a written analysis comparing base salaries, target annual incentives and the grant date value of long-term incentives of our executive officers to compensation opportunities provided to executive officers of our Parent’s peers. For 2010, the Committee approved the use of a peer group of 18 integrated utilities used in the prior year and added three new companies: CenterPoint Energy, Inc., CMS Energy Corporation, and NiSource, Inc. (the “Benchmarking Peer Group”). These companies were added to further the Benchmarking Peer Group’s alignment with the executive market in which our Parent competes for talent. Further, the addition of the new companies positioned our Parent’s revenue more closely to the overall median than the previous peer group. The Benchmarking Peer Group is comprised of utilities that have transmission, distribution and generation assets and was chosen based primarily on revenues. The median revenue of the Benchmarking Peer Group is $10.3 billion compared to our Parent’s $10.2 billion. These companies would likely be companies with which we primarily compete for executive talent. The table below lists the companies in the Benchmarking Peer Group.

Benchmarking Peer Group
Allegheny Energy, Inc.	Duke Energy Corporation	PG&E Corporation
Ameren Corporation	Edison International	Pinnacle West Capital Corporation
American Electric Power Co., Inc.	Entergy Corporation	PPL Corporation
CenterPoint Energy, Inc.	Exelon Corporation	SCANA Corporation
CMS Energy Corporation	FirstEnergy Corporation	Southern Company
Dominion Resources, Inc.	NextEra Energy, Inc.	TECO Energy, Inc.
DTE Energy Company	NiSource, Inc.	Xcel Energy, Inc.

PROXY STATEMENT

     The electric utility industry has subsectors identified frequently as competitive merchant, regulated delivery, regulated integrated, and unregulated integrated (typically state-regulated delivery and unregulated generation). Each of these subsectors typically differs in financial performance and market valuation characteristics such as earnings multiples, earnings growth prospects and dividend yields. Progress Energy generally is identified as being in the regulated integrated subsector. This means Progress Energy and its peer companies are primarily rate-of-return regulated, operate in the full range of the value chain (generation, transmission and/or delivery), and typically have requirements to serve all customers under state utility regulations. The Committee annually evaluates the Benchmarking Peer Group to ensure that it remains appropriate for compensation comparisons.

SECTION 162(m) IMPACTS

     Section 162(m) of the Internal Revenue Code of 1986, as amended, limits, with certain exceptions, the amount a publicly held company may deduct each year for compensation over $1 million paid or accrued with respect to its chief executive officer and any of the other three most highly compensated officers (excluding the chief financial officer). Certain performance-based compensation is, however, specifically exempt from the deduction limit. To qualify as performance-based, compensation must be paid pursuant to a plan that is:
  administered by a committee of outside directors;

  based on achieving objective performance goals; and

  disclosed to and approved by the shareholders.
     The Committee considers the impact of Section 162(m) when designing executive compensation elements and attempts to minimize nondeductible compensation. Our Parent received shareholder approval of the Progress Energy 2009 Executive Incentive Plan (the “EIP”), an annual cash incentive plan for our Parent’s named executive officers, at its 2009 Annual Meeting of Shareholders. The MICP and EIP were designed to work together to enable the Company to preserve the tax deductibility of incentive awards under Section 162(m) of the Internal Revenue Code, as amended, to the extent practicable. The sole purpose of the EIP is to preserve the tax deductibility of incentive awards that are qualified performance-based compensation.

STOCK OWNERSHIP GUIDELINES

     To align the interests of our executives with the interests of our Parent’s shareholders, the Committee utilizes stock ownership guidelines for all executive officers. The guidelines are designed to ensure that our management maintains a significant financial stake in Progress Energy’s long-term success. The guidelines require each senior executive to own a multiple of his or her base salary in the form of Progress Energy common stock within five years of assuming his or her position. The required levels of ownership are designed to reflect the level of responsibility that the executive positions entail.

     The Committee benchmarked both the position levels and the multiples in our guidelines against those of the Benchmarking Peer Group and general industry practices. The benchmarking for 2010 indicated that our Parent’s guidelines were “at market” with respect to ownership levels, the types of equity that count toward ownership, and the timeframe for compliance. The Committee also considered the results of the vote on a shareholder proposal included in Progress Energy’s 2010 Proxy Statement that proposed the Committee adopt a policy requiring senior executives to retain no less than 75% of net after-tax shares acquired through equity compensation programs until the year following termination of employment through retirement or otherwise. The

Carolina Power & Light Proxy Statement

Committee did not adopt such a policy in 2010 based in part on the fact that approximately 76% of the votes cast were against the proposal. The stock ownership guidelines for Progress Energy’s executive officer positions are shown in the table below:

Position Level	Stock Ownership Guidelines
Chief Executive Officer	5.0 times Base Salary
Chief Operating Officer	4.0 times Base Salary
Chief Financial Officer	3.0 times Base Salary
Presidents/Executive Vice Presidents/Senior Vice Presidents	3.0 times Base Salary

     For purposes of meeting the applicable guidelines, the following are considered as common stock owned by an executive: (i) shares owned outright by the executive; (ii) stock held in a defined contribution, Employee Stock Ownership Plan, or other stock-based plan; (iii) phantom stock deferred under an annual incentive or base salary deferral plan; (iv) stock earned and deferred in any long-term incentive plan account; (v) restricted stock awards and RSUs; and (vi) stock held in a family trust or immediate family holdings.

     As of February 25, 2011, our named executive officers exceeded the guidelines (see Management Ownership table on page 8 of this Proxy Statement for specific details).

PROXY STATEMENT

II. ELEMENTS OF COMPENSATION

     The table below summarizes the current elements of our Parent’s executive compensation program.

Short- or
Long-Term
Element	Brief Description	Primary Purpose	Focus
Base Salary	Fixed compensation. Annual	Basic element of compensation that	Short-term
	merit increases reward	pays for expertise and experience and	(annual)
	individual performance and	necessary to attract and retain.
growth in the position.
Annual Incentive	Variable compensation based	Rewards operating performance	Short-term
	on achievement of annual	results that are consistent with reliable	(annual)
	performance goals.	and efficient electric service.
Long-Term Incentives —	Variable compensation based	Align interests of shareholders and	Long-term
Performance Shares	on achievement of long-term	management and aid in attracting and
	performance goals.	retaining executives.
Long-Term Incentives	Variable compensation	Align interests of shareholders	Long-term
— Restricted Stock/	based on target levels.	and management and essential in
Restricted Stock Units	Service-based vesting.	attracting and retaining executives.
Supplemental Senior	Formula-based compensation,	Provides long-term retirement	Long-term
Executive Retirement Plan	based on salary, annual	benefit influenced by service and
	incentives and eligible years	performance. Aids in attracting and
	of service.	retaining executives.
Management Change-In-	Defines Company’s	Aligns interests of shareholders and	Long-term
Control Plan	relationship with executives	management and aids in (i) attracting
	in the event of a	executives; (ii) retaining executives
	change-in-control.	during transition following a
change-in-control; and (iii) focusing
executives on maximizing value for
shareholders.
Employment Agreements	Define Company’s	Aid in attracting and retaining	Long-term
	relationship with its	executives.
executives and provide
protection to each of the
parties in the event of
termination of employment.
Executive Perquisites	Personal benefits awarded	Aid in attracting and retaining	Short-term
	outside of base pay and	executives and allowing executives	(annual)
	incentives.	to focus their energies on Company
priorities.
Other Broad-Based	Employee benefits such as	Basic elements of compensation	Both Short-
Benefits	health and welfare benefits,	expected in the marketplace. Aid in	and Long-term
	401(k) and pension plan.	attracting and retaining executives.
Deferred Compensation	Provides executives with tax	Aids in attracting and retaining	Long-term
	deferral options in addition	executives.
to those available under our
qualified plans.

Carolina Power & Light Proxy Statement

     The table below shows the target awards of short-term and long-term incentives to each NEO for 2010. Percentages for incentives are expressed as a percentage of base salary. Additional elements of compensation are discussed further in this section.

			Long-Term Incentive
		Short-Term	Targets as a Percentage
		(annual)	of Salary		Total
Named Executive	Base Salary	Incentive	Performance	Restricted	Incentive
Officer	(as of 1/1/11)	Target1	Shares2	Stock	Target
William D. Johnson	$990,000	85%	233%	117%	435%
Mark F. Mulhern	$450,000	55%	117%	58%	230%
Jeffrey J. Lyash	$453,000	55%	117%	58%	230%
Lloyd M. Yates	$448,000	55%	117%	58%	230%
John R. McArthur	$488,000	55%	117%	58%	230%

     1 Annual incentive awards can range from 0%-200% of target percentages.

     2 Payout opportunities can range from 0%-200% of target percentages.

1. BASE SALARY

     The primary purpose of base salaries is to provide a basic element of compensation necessary to attract and retain executives. Base salary levels are established based on data from the Benchmarking Peer Group identified above and consideration of each executive officer’s skills, experience, responsibilities and performance. Market compensation levels that approximate the 50th percentile of the Benchmarking Peer Group are used to assist in establishing each executive’s job value (commonly called the “midpoint” at other companies). Job values serve as the market reference for determining base salaries.

     Each year, the compensation consultant provides the market values for our executive officer positions. Based, in part, on these market values and, in part, on the executives’ achievement of individual and Company goals, our Parent’s Chief Executive Officer then recommends to the Committee base salary adjustments for our executive officers (excluding himself). The Committee reviews the proposed base salaries, adjusts them as it deems appropriate based on the executives’ achievement of individual and Company goals and market trends that result in changes to job values, and approves them in the first quarter of each year. The Committee meets in executive session with the compensation consultant to review and establish our Parent’s Chief Executive Officer’s base salary.

2. ANNUAL INCENTIVE

     Progress Energy sponsors the MICP, an annual cash incentive plan, in which our executives, managers and supervisors participate. The Company includes managers and supervisors in the MICP to increase accountability for all levels of the Company’s management team and to better align compensation with management performance. Annual incentive opportunities are provided to executive officers to promote the achievement of annual performance objectives. MICP targets are based on a percentage of each executive’s base salary and are intended to offer target award opportunities that approximate the 50th percentile of the market for the Benchmarking Peer Group.

PROXY STATEMENT

     Each year, the Committee establishes, based on the recommendations of our Parent’s CEO, the threshold, target and outstanding levels for the performance measures applicable to the named executive officers. The 2010 MICP performance measures were ongoing earnings per share (Ongoing EPS) and legal entity net income for the Company and PEF as shown in the table below:

2010 MICP Financial Performance Goals
(in millions except Ongoing EPS)	Threshold	Target	Outstanding
Progress Energy Ongoing EPS	$2.75	$2.95	$3.05
Company Net Income	$572	$605	$623
PEF Net Income	$405	$429	$441

     The MICP’s performance targets are designed to align with our financial plan and are intended to appropriately motivate the executive officers to achieve the desired corporate financial objectives. Effective January 1, 2010, the legal entity net income performance measure was implemented as a result of our Parent’s desire to increase its legal entity focus on net income results. The potential MICP funding for each performance measure is 50% at threshold, 100% at target and 200% at outstanding (maximum). Interpolation is applied when actual performance is between the identified levels. Each performance measure is assigned a weight based on the relative importance of that measure to Progress Energy’s performance. During the year, updates are provided to the Committee on Progress Energy’s performance as compared to the performance measures. For 2010, the named executive officers’ performance measures under the MICP were weighted among Ongoing EPS and legal entity net income as follows:

		Performance Measures
		(Relative Percentage Weight)
		Company	Company	PEF
Named Executive	Target	Ongoing	Net	Net
Officer	Opportunity	EPS	Income	Income
William D. Johnson	85%	100%	—	—
Mark F. Mulhern	55%	100%	—	—
Jeffrey J. Lyash	55%	35%	32.5%	32.5%
Lloyd M. Yates	55%	45%	55%	—
John R. McArthur	55%	100%	—	—

     The determination of the annual MICP award that each named executive officer receives has two steps: i) funding the MICP awards based on the performance as compared to the financial goals specified above; and ii) determining individual MICP awards.

     First, the Committee approves the total amount that will be made available to fund MICP awards to managers and executives, including the NEOs. To determine the total amount available to fund all MICP awards, we calculate an amount for each MICP participant by multiplying each participant’s base salary by a performance factor (based on the sum of a participant’s weighted target award achievements). The performance factor ranges between 0 and 200% of a participant’s target award, depending upon the results of each applicable performance measure. The sum of these amounts for all participants is the total amount of funds available to pay to all participants, including the named executive officers.

     Second, our Parent’s CEO recommends to the Committee an MICP payment for executives (excluding himself) based on the executive’s target award opportunity, the degree to which Progress Energy achieved certain goals, and the executive’s individual performance based on achieving individual goals and operating results. The Committee reviews our Parent’s CEO’s recommendations and approves and/or makes adjustments as appropriate. Our Parent’s CEO’s MICP payment is determined by the Committee based upon the Committee’s annual evaluation of his performance. The Committee may reduce but cannot increase the amount payable to a participant according to business factors determined by the Committee, including the performance measures under the MICP.

Carolina Power & Light Proxy Statement

     As allowed by the MICP, the Committee uses discretion to adjust funding amounts up or down depending on factors that it deems appropriate, such as weather, storm costs, impairments, restructuring costs, and gains/losses on sales of assets. The Committee uses Ongoing EPS as defined and reported by Progress Energy in its annual earnings release.

     Based on management’s recommendations, with respect to 2010, the Committee exercised discretion for the three performance measures: our Parent’s Ongoing EPS, Company net income, and PEF net income. The Committee approved adjusting Progress Energy’s Ongoing EPS results downward by $0.22 to account for favorable weather, storm and regulatory costs. The Committee approved adjusting the Company’s net income for favorable weather, storm and regulatory costs for a net downward adjustment of $32 million. The Committee approved adjusting PEF net income downward by $42 million to account for favorable weather and regulatory costs. These adjustments resulted in Progress Energy’s Ongoing EPS, Company net income and PEF net income performance at 73%, 74% and 82% of target, respectively. As a result of these downward adjustments, the 2010 MICP payments were below the target award opportunity for each of the NEOs.

3. LONG-TERM INCENTIVES

     The 2007 Equity Incentive Plan (the “Equity Incentive Plan”) was approved by Progress Energy’s shareholders in 2007 and allows the Committee to make various types of long-term incentive awards to Equity Incentive Plan participants, including the named executive officers. The awards are provided to the named executive officers to align the interests of each executive with those of our Parent’s shareholders. Long-term incentive awards are intended to offer target award opportunities that approximate the 50th percentile of the peer group. Currently, the Committee utilizes two types of equity-based incentives: restricted stock units and performance shares.

     The Committee has determined that to accomplish our compensation program’s purposes effectively, equity-based awards should consist of one-third restricted stock units and two-thirds performance shares. This allocation reflects the Committee’s strategy of utilizing long-term incentives to retain officers, align officers’ interests with those of our and our Parent’s shareholders and drive specific financial performance.

     Performance shares are intended to focus executive officers on the multi-year sustained achievement of financial and shareholder value objectives. RSUs are intended to further align executives’ interests with shareholder interests while providing strong retention for the executive to remain with the Company long enough for the restricted stock units to vest.

     The table below shows the 2010 long-term incentive targets for the NEOs’ positions.

Long-Term Incentive Award Target1

		Restricted Stock
	Performance Shares	Units
	Target Award	Target Award
Position2	2010	20103
Chief Executive Officer	233%	117%
Executive Vice President	117%	58%
Chief Financial Officer	117%	58%
President of the Company	117%	58%

     1 Target award amounts are expressed as percentages of base salaries for the listed positions.

     2 Position held at Progress Energy, Inc. unless otherwise noted.

     3 NEOs’ 2010 RSU target award amounts were reduced by 20%.

PROXY STATEMENT

     After October 2004, Progress Energy ceased granting stock options. All previously granted stock options remain valid in accordance with their terms and conditions.

Performance Shares

     The Performance Share Sub-Plan under the Equity Incentive Plan authorizes the Committee to issue performance shares to executives as selected by the Committee in its sole discretion. The value of a performance share is equal to the value of a share of Progress Energy’s common stock, and earned performance share awards are paid in Progress Energy common stock. The performance period for a performance share is the three-consecutive-calendar-year period beginning in the year in which it is granted. Dividends or dividend equivalents are not paid on unvested performance shares. Rather, dividend equivalents accrue quarterly and are reinvested in additional shares that are only paid on earned performance shares at the end of each three-year performance cycle.

     To determine the number of shares granted at the beginning of each performance cycle, the Company divides the target award value by the closing stock price on the last trading day of the year prior to the beginning of the performance period. The performance shares must then be earned over the three-year performance cycle. The granting of performance shares does not provide the participant with any guarantee of actually receiving the awards.

     Notwithstanding the above calculation, the Committee may exercise discretion in determining the size of each performance share grant, with the maximum grant size at 125% of target. In 2010, the Committee did not exercise this discretion with respect to any grant of the named executive officers.

2007 Performance Share Sub-Plan (the “2007 PSSP”)

     The 2007 PSSP provides for an adjusted measure of total shareholder return (referred to as “Total Business Return” or TBR) to be utilized as the sole measure for determining the amount of a performance share award upon vesting. TBR is computed assuming a constant price to earnings ratio, which was set at the beginning of each performance period. During a period when our Parent was undergoing transformation of its underlying operating portfolio, this measure was intended to filter out external or market-based variations in Progress Energy’s stock price and focus on internal restructuring. The performance measure also uses Progress Energy’s publicly reported ongoing earnings as the earnings component for determining performance share awards. The Committee chose this method as the sole performance measure to support its desire to better align the long-term incentives with the interests of our and our Parent’s shareholders and to emphasize our focus on dividend and Ongoing EPS growth. TBR was used for the 2007 – 2009 and 2008 – 2010 performance share grants made under the 2007 PSSP. The performance measures for the 2008 – 2010 performance cycles are shown in the table below.

	Threshold	Target	Outstanding
2007 Total Business Return1	5%	8%	≥10.5%
2007 Percentage of Target Award Earned	50%	100%	200%
2008 Total Business Return1	5%	8%	≥11%
2008 Percentage of Target Award Earned	25%	100%	200%

     1 Total shareholder return, adjusted to reflect a constant price to earnings ratio set at January 1 of the grant year and to reflect the Company’s ongoing earnings per share for each year of the performance period.

     Additionally, the Committee retained the discretion to reduce the number of performance shares awarded if it determines that the payouts resulting from the TBR do not appropriately reflect the Company’s actual performance.

     In the first quarter of 2010, the Committee approved a payout of 125% of the target value for the 2007 – 2009 PSSP grants.

Carolina Power & Light Proxy Statement

2009 Performance Share Sub-Plan (the “2009 PSSP”)

     The 2009 PSSP uses two equally weighted performance measures: relative total shareholder return (TSR) and earnings growth. TSR, unlike the previously discussed TBR, is based on the conventional metric of annual share price appreciation and dividends. By using a combination of relative TSR and absolute earnings growth, the 2009 PSSP allows the Committee to consider Progress Energy’s performance as compared to the PSSP Peer Group (as defined below), and management’s achievement of internal goals.

Relative TSR

     The relative TSR performance is calculated using Progress Energy’s three-year annualized TSR ranked against the PSSP Peer Group. TSR is defined as the appreciation or depreciation in the value of the stock, plus dividends paid during the year, divided by the closing value of the stock on the last trading day of the preceding year. The table below shows the percent of target awards that may be earned based on Progress Energy’s relative TSR percentile ranking:

Performance and Award Structure (50%)
Percentile Ranking	Percent of Target Award Earned
80th	200%
50th	100%
40th	50%
< 40th	0%

     However, regardless of the relative ranking, if Progress Energy’s TSR is negative for the performance period, no award above the threshold can be earned.

     In making awards under the 2009 PSSP, the Committee used a group of highly regulated companies with a business strategy similar to our Parent’s based on a percentage of regulated earnings (the “PSSP Peer Group”). These companies have a significant amount of their earnings generated from regulated assets. In addition, the PSSP Peer Group was selected based on other factors including revenues, market capitalization, and enterprise value. The PSSP Peer Group differs from the Benchmarking Peer Group the Committee uses for purposes of benchmarking compensation. The Benchmarking Peer Group is a broader group that represents those companies with which we primarily compete for executive talent and includes companies that are not regulated integrated utilities. The Committee believes that for purposes of our long-term incentive plan, it is more appropriate to use the PSSP Peer Group comprised of companies that derive a significant percentage of their earnings from regulated businesses. The table below lists the companies in the PSSP Peer Group.

PSSP Peer Group
Alliant Energy Corporation	Great Plains Energy, Inc.	SCANA Corporation
American Electric Power, Inc.	NV Energy, Inc.	Southern Company
Consolidated Edison, Inc.	PG&E Corporation	Westar Energy, Inc.
DPL, Inc.	Pinnacle West Capital Corporation	Wisconsin Energy Corp.
Duke Energy Corporation	Portland General Electric Company	Xcel Energy, Inc.

PROXY STATEMENT

Earnings Growth

     Earnings growth is based on Progress Energy’s annual Ongoing EPS. Ongoing EPS is determined in accordance with our Parent’s “Policy for Press Release Earnings Disclosure of Non-GAAP Measures.” The earnings growth component of the PSSP award is based on Progress Energy’s earnings growth performance as measured against pre-established goals set at the beginning of the performance period. The Committee determined the earnings growth targets for the 2010 annual grant were appropriate in consideration of a challenging economy, consistency with analysts’ expectations, the 2010 projected analysts’ consensus on earnings growth for the PSSP Peer Group, and continued uncertainties of the Florida regulatory environment. The table below shows the percent of target awards that may be earned based on the Company’s earnings growth performance:

Performance and Award Structure (50%)
	Three-Year Average Ongoing		Percent of Target Award
Performance	EPS Growth		Earned
	2009-2011	2010-2012
Threshold	2%	1%	50%
Target	4%	3%	100%
Maximum	6%	5%	200%

Restricted Stock Units

     The restricted stock unit component of the current long-term incentive program helps us retain executives and aligns the interests of management with those of our and our Parent’s shareholders and management by rewarding executives for increasing and sustaining shareholder value. The Committee believes that the service-based nature of RSUs is essential in retaining an experienced and capable management team.

     Executive officers typically receive a grant of service-based RSUs in the first quarter of each year which are subject to a three-year graded vesting schedule. The size of each grant is based on the executive officer’s target award percentage and is determined by using the closing stock price of our Parent’s common stock on the last trading day of the year prior to the date of the award. The Committee establishes target levels based on the peer group information discussed under the caption “Competitive Positioning Philosophy” on page 16 above. The 2010 RSU targets for the NEOs are shown in the “Long-Term Incentive Award Target” table on page 23 above. The granting of RSUs does not provide the participant with any guarantee of actually receiving the awards. Holders of RSUs receive quarterly cash dividend equivalents equal to the amount of any quarterly dividends paid on our Parent’s common stock.

     To further accent the retention quality of the Equity Incentive Plan and to recognize the contribution of the officer team, including the named executive officers, the Committee may also issue in its discretion service-based ad hoc grants of restricted stock units to executives. No ad hoc grants were awarded by the Committee during 2010.

4. SUPPLEMENTAL SENIOR EXECUTIVE RETIREMENT PLAN

     The Supplemental Senior Executive Retirement Plan (“SERP”) sponsored by Progress Energy provides a supplemental, unfunded pension benefit for executive officers who have at least 10 years of service with at least three years of service on our Senior Management Committee (“SMC”), i.e., service as a Senior Vice President or above. The SERP is designed to provide pension benefits above those earned under our qualified pension plan. Current tax laws place various limits on the benefits payable under our qualified pension, including a limit on the amount of annual compensation that can be taken into account when applying the plan’s benefit formulas. Therefore, the retirement incomes provided to the named executive officers by the qualified plans generally constitute a smaller percentage of final pay than is typically the case for other Company employees. To make up for this shortfall and to maintain the market-competitiveness of our Parent’s executive retirement benefits, we maintain the SERP for members of the SMC, including the NEOs.

Carolina Power & Light Proxy Statement

     The SERP defines covered compensation as annual base salary plus the annual cash incentive award. The qualified plans define covered compensation as base salary only. The Committee believes it is appropriate to include annual cash incentive awards in the definition of covered compensation for purposes of determining pension plan benefits for the named executive officers to ensure that the named executive officers can replace in retirement a portion of total compensation received during employment. This approach takes into account the fact that base pay alone comprises a relatively smaller percentage of a named executive officer’s total compensation than of other Company employees’ total compensation.

     The Committee believes that the SERP is a valuable and effective tool for attraction and retention due to its significant benefit and vesting requirements. It is also a common tool among the Benchmarking Peer Group and utilities in general. Total years of service attributable to an eligible executive officer may consist of actual or deemed years. The Committee grants deemed years of service on a case-by-case basis depending upon our need to attract and retain a particular executive officer. All of our named executive officers participate in the SERP and are fully vested in the SERP other than John R. McArthur, who will begin participation and vest on January 1, 2012.

     Payments under the SERP are made in the form of an annuity, payable at age 65. The monthly SERP payment is calculated using a formula that equates to 4% per year of service (capped at 62%) multiplied by the average monthly eligible pay for the highest completed 36 months of eligible pay within the preceding 120-month period. Eligible pay includes base salary and annual incentive. (For those executives who became SERP participants on or after January 1, 2009, the target benefit percentage is 2.25% rather than 4% per year of service. None of the named executive officers for 2010 is subject to the new benefit percentage.) Benefits under the SERP are fully offset by Social Security benefits and by benefits paid under our Parent’s qualified pension plan. An executive officer who is age 55 or older with at least 15 years of service may elect to retire and commence his or her SERP benefit prior to age 65. The early retirement benefit will be reduced by 2.5% for each year the participant receives the benefit prior to reaching age 65.

5. MANAGEMENT CHANGE-IN-CONTROL PLAN

     Our Parent sponsors a Management Change-In-Control Plan (the “CIC Plan”) for selected employees. The purpose of the CIC Plan is to retain key management employees who are critical to the negotiation and subsequent success of any transition resulting from a change-in-control (“CIC”) of our Parent. Providing such protection to executive officers in general minimizes disruption during a pending or anticipated CIC. Under our CIC Plan, our Parent generally defines a CIC as occurring at the earliest of the following:
  the date any person or group becomes the beneficial owner of 25% or more of the combined voting power of our Parent’s then outstanding securities; or

  the date a tender offer for the ownership of more than 50% of our Parent’s then outstanding voting securities is consummated; or

  the date our Parent consummates a merger, share exchange or consolidation with any other corporation or entity, regardless of whether our Parent is the surviving company, unless our Parent’s outstanding securities immediately prior to the transaction continue to represent more than 60% of the combined voting power of the outstanding voting securities of the surviving entity immediately after the transaction; or

  the date, when, as a result of a tender offer, exchange offer, proxy contest, merger, share exchange, consolidation, sale of assets or any combination of the foregoing, the directors serving as of the effective date of the change-in-control plan, or elected thereafter with the support of not less than 75% of those directors, cease to constitute at least two-thirds (⅔) of the members of Progress Energy’s Board of Directors; or

  the date when our Parent’s shareholders approve a plan of complete liquidation or winding-up or an agreement for the sale or disposition by us of all or substantially all of our assets; or

PROXY STATEMENT

  the date of any other event that Progress Energy’s Board of Directors determines should constitute a CIC.
     The purposes of the CIC Plan and the levels of payment it provides are designed to:
  focus executives on maximizing shareholder value;

  ensure business continuity during a transition and thereby maintain the value of the acquired company;

  allow executives to focus on their jobs and not alternative future employment if they should be terminated; and

  retain key executives during a period of potentially protracted transition for the benefit of our and our Parent’s shareholders and customers.
     The Committee has the sole authority and discretion to designate employees and/or positions for participation in the CIC Plan. The Committee has designated certain positions, including all of the NEO positions, for participation in the CIC Plan. The benefits provided under the CIC Plan do not duplicate the employment agreement severance benefits in the case of CIC Plan participants. Participants are not eligible to receive any of the CIC Plan’s benefits absent both a CIC of our Parent and an involuntary termination of the participant’s employment without cause, including voluntary termination for good reason. Good reason termination includes changes in employment circumstances such as a:
  reduction of base salary or material reduction of incentive compensation opportunity;

  Material adverse change in position or scope of authority;

  significant change in work location; or

  breach of provisions of the CIC Plan.
     Rather than allowing benefit amounts to be determined at the discretion of the Committee, the CIC Plan has specified multipliers designed to be competitive with current market practices. With the assistance of its compensation consultant, the Committee has reviewed the design of the CIC Plan to ensure that it meets our Parent’s business objectives and falls within competitive parameters. The Committee has determined that the current CIC Plan is effective at meeting the goals described above.

     The CIC Plan provides separate tiers of severance benefits based on the position a participant holds within our Parent. The continuation of health and welfare benefits coverage and the degree of excise tax gross-up for terminated participants align with the length of time during which they will receive severance benefits.

     The following table sets forth the key provisions of the CIC Plan benefits as it relates to our NEOs:

	Tier I	Tier II
Chief Executive Officer,
Eligible Positions	Chief Operating Officer, Presidents	Senior Vice Presidents
and Executive Vice Presidents
Cash Severance	300% of base salary and	200% of base salary and
	annual incentive1	annual incentive1
Health & Welfare	Coverage up to 36 months	Coverage up to 24 months
Coverage Period
Gross-ups	Full gross-up of excise tax	Conditional gross-up of excise tax

Carolina Power & Light Proxy Statement

     1 The cash severance payment will be equal to the sum of the applicable percentage of annual base salary and the greater of the average of the participant’s annual incentive award for the three years immediately preceding the participant’s employment termination date, or the participant’s target annual incentive award for the year the participant’s employment with the Company terminates.

     Additionally, the CIC Plan has the following key provisions:

Benefit	Description
Annual Incentive	100% of target incentive if terminated within coverage period after CIC.
Restricted Stock Agreements	Restrictions are fully waived on all outstanding grants if terminated during coverage period (unless outstanding awards are not assumed by the acquiring company in which case they would vest at CIC).
Performance Share Sub-Plan	Outstanding awards vest (at the target level) as of the termination date (unless outstanding awards are not assumed by the acquiring company in which case they would vest at CIC).
Stock Option Agreements	Unvested awards if assumed by acquiring company would vest according to their normal schedule; otherwise they would vest if participant is terminated during coverage period after the CIC (there are no unvested stock option awards currently outstanding).
Supplemental Senior Executive Retirement Plan	Participant shall be deemed to have met minimum service requirements for benefit purposes, and participant shall be entitled to payment of benefit under the SERP.
Deferred Compensation	Entitled to payment of accrued benefits in all accrued nonqualified deferred compensation plans.

     In the event an NEO is terminated following a change-in-control of our Parent, benefits payable under the CIC Plan will be paid in lieu of any severance benefits payable under the NEOs’ employment agreement if the transaction qualifies as a change in control under Section 409A of the Internal Revenue Code of 1986, as amended. If the transaction is not a Section 409A change in control, the NEO will receive the same level of CIC Plan benefits except that a portion of the cash severance will be paid in installments rather than in a lump sum. Accordingly, the amounts shown in the “Involuntary or Good Reason Termination (CIC)” columns in the tables captioned “Potential Payments Upon Termination,” on pages 49 through 58 below show only the potential payments each of our NEOs would be eligible to receive under the CIC Plan in the event of a CIC.

     The CIC Plan also permits the Progress Energy Board to establish a nonqualified trust to protect the benefits of the impacted participants. This type of trust generally is established to protect nonqualified and/or deferred compensation against various risks such as a CIC or a management change-of-heart. Any such trust the Board establishes will be irrevocable and inaccessible to future or current management, and may be currently funded. To date, no such trust has been funded with respect to any of our NEOs.

6. EMPLOYMENT AGREEMENTS

     Each named executive officer has an employment agreement that documents our and our Parent’s relationship with that executive. We provide these agreements to the executives as a means of attracting and retaining them. Each agreement has a term of three years. When an agreement’s remaining term diminishes to two years, the agreement automatically adds another year to the term, unless we give a 60-day advance notice that we do not want to extend the agreement. If a named executive officer is terminated without cause during the term of the agreement, he is entitled to severance payments equal to his base salary times 2.99, as well as up to 18 months of COBRA reimbursement. A description of each named executive officer’s employment agreement is discussed under the “Employment Agreement” section of the “Discussion of Summary Compensation Table and Grants of Plan-Based Awards Table” on page 40 of this Proxy Statement.

PROXY STATEMENT

     The Committee provides employment agreements to the named executive officers because it believes that such agreements are important for the Company and Progress Energy to be competitive and retain a cohesive management team. The employment agreements also provide for a defined employment arrangement with the executives and provide various protections for us and our Parent, such as prohibiting competition with us or our Parent, solicitation of our or our Parent’s employees and disclosure of confidential information or trade secrets. The Committee believes that the terms of the employment agreements are in line with general industry practice.

7. EXECUTIVE PERQUISITES

     We provide limited perquisites and other benefits to our executives. Amounts attributable to perquisites are disclosed in the “All Other Compensation” column of the Summary Compensation Table on page 35.

     The Committee has determined that the current perquisites are appropriate and consistent with market practices. The perquisites available to the named executive officers during 2010 include:

Perquisites for 2010	Description
Personal Travel on Corporate Aircraft and “Business-Related” Spousal Travel1	Personal and spousal travel on corporate aircraft is permitted under very limited circumstances.
Financial and Estate Planning	An annual allowance of up to $16,500 for the purpose of purchasing financial and estate planning counseling and services and preparation of personal tax return.
Luncheon and Health Club Dues	Membership in an approved luncheon club and membership in a health club of executive officer’s choice.
Executive Physical	Reimbursement of up to $2,500 for an extensive physical at a clinic specializing in executive physicals, every other year.
Internet and Telecom Service2	Monthly fees for Internet and telecom access.
Home Security	An installed home security system and payment of monitoring fees.
Accidental Death and Dismemberment Insurance	$500,000 of AD&D insurance for each executive officer.

     1 Personal travel on Progress Energy’s aircraft in the event of a family emergency or similar situation is permitted with the approval of Progress Energy’s Chief Executive Officer. Executives’ spouses may travel on Progress Energy’s aircraft to accompany the executives to “business-related” events executives’ spouses are requested to attend. For 2010, the named executive officers whose perquisites included spousal travel on corporate aircraft for business purposes were Messrs. Johnson, Lyash, and Yates.

     2 Including home use of Company-owned computer.

     The Committee believes that the perquisites we provide to our executives are reasonable, competitive and consistent with our overall executive compensation program in that they help us attract and retain skilled and qualified executives. We believe that these benefits generally allow our executives to work more efficiently and, in the case of the tax and financial planning services, help them to optimize the value received from all of the compensation and benefits programs offered. The costs of these benefits constitute only a small percentage of each named executive officer’s total compensation.

Carolina Power & Light Proxy Statement

8. OTHER BROAD-BASED BENEFITS

     The named executive officers receive our general corporate benefits provided to all of our regular, full-time, nonbargaining employees. These broad-based benefits include the following:
  participation in the Progress Energy 401(k) Plan (including a limited match by our Parent of up to 6% of eligible compensation);

  participation in Progress Energy’s funded, tax-qualified, noncontributory defined-benefit pension plan, which uses a cash balance formula to accrue benefits; and

  general health and welfare benefits such as medical, dental, vision and life insurance, as well as long-term disability coverage.
9. DEFERRED COMPENSATION

     Progress Energy sponsors the Management Deferred Compensation Plan (the “MDCP”), an unfunded, deferred compensation arrangement. The plan is designed to provide executives with tax deferral options, in addition to those available under the existing qualified plans. An executive may elect to defer, on a pre-tax basis, payment of up to 50% of his or her salary for a minimum of five years or until his or her date of retirement. As a make-up for the 401(k) statutory compensation limits, executives receive deferred compensation credits of 6% of their base salary over the Internal Revenue Code statutory compensation limit on 401(k) retirement plans. The Committee views the matching feature as a restoration benefit designed to restore the matching contribution the executive would have received under the 401(k) retirement plan in the absence of the Internal Revenue Service compensation limits. Each executive may allocate his or her deferred compensation among available deemed investment funds that mirror those options available under the Progress Energy 401(k) plan.

     Executives can elect to defer up to 100% of their MICP and/or performance share awards. The deferral option is provided as an additional benefit to executive officers to provide flexibility in the receipt of compensation. Deferred awards may be allocated among deemed investment options that mirror the Progress Energy 401(k) Plan. Effective September 1, 2010, the named executive officers cannot allocate deferred awards to the deemed Progress Energy stock investment fund.

III. 2010 COMPENSATION DECISIONS

Chief Executive Officer Compensation

     Lloyd M. Yates

     In March 2010, Mr. Johnson recommended no increase to Mr. Yates’ base salary of $448,000 primarily due to the Company’s performance and the difficult external economic climate. For 2010, Mr. Yates’ MICP target award was set at 55% of base salary. The payout of the 2010 MICP award was based on the extent to which Mr. Yates achieved his performance goals, which were focused on the following general areas of Company success:
  Delivering on fundamentals of safety, operational excellence and customer satisfaction;

  Achieving financial objectives and strengthening financial accountability and understanding throughout the Company; and

  Establishing effective relationships with regulators and legislators.

PROXY STATEMENT

     In recognition of his accomplishments in 2010, and on Mr. Johnson’s recommendation, the Committee awarded Mr. Yates an MICP payment of $195,000, which is equal to 79% of Mr. Yates’ target award opportunity. The Committee considered, among other things, Mr. Yates’ significant role in achieving the successful financial and operational performance of the Company which contributed to our Parent achieving its ongoing EPS goal; effectively managing the Company’s O&M expenses, particularly for nuclear outages and in the supply chain business unit; and effectively communicating the Company’s climate change policy and Balanced Solution Strategy to external stakeholders and industrial customers.

     With respect to his long-term incentive compensation in 2010, Mr. Yates was granted 5,069 restricted stock units and 12,782 performance shares in accordance with his pre-established targets 58% and 117%, respectively of base salary. The performance shares are earned based on performance over the three years ending December 31, 2012. Additionally, 9,535 shares of the 2007 annual grant vested in 2010 and were paid out at 125% of target. Mr. Yates’ total compensation as shown in the “Summary Compensation Table” on page 35 of this Proxy Statement decreased 3.2% from the amount of total compensation he received in 2009.

Chief Financial Officer Compensation

     Mark F. Mulhern

     In March 2010, Mr. Johnson recommended the Committee approve a market-based adjustment to Mr. Mulhern’s base salary. The Committee approved a base salary of $450,000 for Mr. Mulhern, representing a 5.9% increase to his previous salary of $425,000. The new base salary was set at 15.9% below the 50th percentile of the Benchmarking Peer Group. Mr. Mulhern’s base salary was established at this level due to his relatively short tenure in the Chief Financial Officer position, and more significantly, the challenging economic environment. It is the Committee’s intention to increase Mr. Mulhern’s salary over time to a level that is at the 50th percentile of the Benchmarking Peer Group.

     For 2010, Mr. Mulhern’s MICP target award was set at 55% of his base salary. This target award is the same target Mr. Mulhern had in 2009 after he assumed the Chief Financial Officer position and represents a target award opportunity that is below the 50th percentile of the market. Mr. Mulhern’s performance goals for 2010 focused on the following general areas of our Parent’s success:
  Achieving financial objectives;

  Successfully communicating to the financial market modifications of financial goals that reflect changes resulting from PEF regulatory outcomes;

  Focusing on capital discipline and O&M expense management; and

  Providing financial support for and ensuring strategic alignment of our Parent’s Balanced Solution Strategy.
     In recognition of the achievements he accomplished in 2010 and on Mr. Johnson’s recommendation, the Committee awarded Mr. Mulhern an MICP payout of $205,000, which is equal to 84% of Mr. Mulhern’s target award. The Committee considered, among other things, Mr. Mulhern’s significant role in our Parent achieving a 12.6% shareholder return as of the end of the year; implementation of an integrated strategic planning process including appropriate focus on capital discipline, O&M expense management, and long-term workforce planning; supporting a successful rate settlement for PEF requiring adaptation of our Parent’s financial plan to absorb no new cash revenue during the settlement period; and negotiating and executing the Merger Agreement with Duke Energy. The Committee also noted Mr. Mulhern’s leadership in coordinating the development of the financial components for our Parent’s regulatory strategy and strategic scenario planning.

Carolina Power & Light Proxy Statement

     With respect to his long-term incentive compensation, in 2010, Mr. Mulhern was granted 4,809 restricted stock units and 12,126 performance shares in accordance with his pre-established targets of 58% and 117%, respectively, of base salary. The performance shares are earned based on performance over the three years ending December 31, 2012. Additionally, 7,131 shares of the 2007 annual grant vested in 2010 and were paid out at 125% of target. Mr. Mulhern’s compensation in 2010 increased by 8.2% from the amount of total compensation he received in 2009, largely due to an increase in his accrued pension benefits.

Compensation of Other Named Executive Officers

     For 2010, Mr. Johnson recommended and the Committee approved no increases to the base salaries for Messrs. Lyash and McArthur.

     The Committee awarded Mr. Johnson, and on Mr. Johnson’s recommendation, the Committee awarded Messrs. Lyash and McArthur 2010 MICP awards as described in the table below.

Named Executive	2010 MICP	Percent of
Officer	Award	Target	Explanation of Award
William D. Johnson	$715,000	85%	Mr. Johnson led Progress Energy in achieving Ongoing EPS of $3.06 which was higher than the upper end of Progress Energy’s guidance range of $3.00 to $3.05; managing 21 major capital projects that collectively came in 6% under budget for the year end; increasing renewable energy capacity; successfully applying the Continuous Business Excellence initiative resulting in all business units, except nuclear, holding operations and maintenance expenses flat at 2009 levels; and guiding the strategic direction of Progress Energy resulting in the execution of the Merger Agreement with Duke Energy Corporation.
Jeffrey J. Lyash	$195,000	78%	Mr. Lyash played a significant role in developing and implementing a comprehensive nuclear fleet renewal plan; accelerating the CBE initiative into nuclear outages; improving performance of the Brunswick Nuclear Plant; and maintaining regulatory confidence in the Company’s nuclear generation group’s leadership.
John R. McArthur	$220,000	82%	Mr. McArthur played a significant role in developing a North Carolina legislative approach for 2011 to support consistent regulated earnings and cost recovery for nuclear investment; improving our business planning process through better alignment and deeper understanding of our business objectives and cost drivers; achieving success in all clause recovery dockets in Florida; recovering all fuel and efficiency and renewable costs and incentives in North Carolina and South Carolina; and negotiating and executing the Merger Agreement with Duke Energy.

PROXY STATEMENT

     With respect to long-term compensation, in 2010 each of the other named executive officers received annual grants of restricted stock units and performance shares in accordance with their pre-established targets. The table below describes those grants.

	Restricted
	Stock Units Vesting	Performance
Named Executive	in 1/3 Increments in	Shares Vesting
Officer	2011, 2012 and 2013	2013
William D. Johnson	22,596	56,248
Jeffrey J. Lyash	5,126	12,924
John R. McArthur	5,522	13,923

     The total year-over-year compensation to Mr. Johnson for 2010, as compared to 2009, as noted in the “Summary Compensation Table” on page 35 of this Proxy Statement, was largely flat.

     Mr. Lyash’s total compensation as shown in the “Summary Compensation Table” on page 35 of this Proxy Statement decreased 10.6% from the amount of total compensation he received in 2009.

     Mr. McArthur’s total compensation as shown in the “Summary Compensation Table” on page 35 of this Proxy Statement decreased 3.3% from the amount of total compensation he received in 2009.

IV. COMPENSATION COMMITTEE REPORT

     The Committee has reviewed and discussed this CD&A with management as required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Committee recommended to the Company’s Board of Directors that the CD&A be included in this Proxy Statement.

Organization and Compensation Committee

E. Marie McKee, Chair
John D. Baker II
Harris E. DeLoach, Jr.
James B. Hyler, Jr.
Robert W. Jones
Melquiades R. “Mel” Martinez
John H. Mullin, III

     Unless specifically stated otherwise in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the foregoing Compensation Committee Report shall not be deemed soliciting material, shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such Acts.

Carolina Power & Light Proxy Statement

SUMMARY COMPENSATION TABLE FOR 2010

     The following Summary Compensation Table discloses the compensation during 2010 of our Chief Executive Officer, Chief Financial Officer, and the other three most highly paid executive officers who were serving at the end of 2010. Additionally, column (h) is dependent upon actuarial assumptions for determining the amounts included. A change in these actuarial assumptions would impact the values shown in this column. Where appropriate, we have indicated the major assumptions in the footnote to column (h).

							Change in
							Pension Value
							and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
Name and		Salary1	Bonus	Awards2	Awards3	Compensation4	Earnings5	Compensation6	Total
Principal Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
William D. Johnson,	2010	$990,000	N/A	$3,109,607	—	$715,000	$1,096,829	$316,051	$6,227,487
Chairman7	2009	979,231		3,090,605	—	950,000	1,144,448	289,726	6,454,010
	2008	950,000		2,911,701	—	929,000	1,091,256	304,571	6,186,528
Mark F. Mulhern,	2010	$443,269	N/A	$667,916	—	$205,000	$517,696	$77,672	$1,911,553
Senior Vice President and	2009	414,231		655,990	—	225,000	369,822	102,137	1,767,180
Chief Financial Officer	2008	355,385		433,473	—	200,000	820,419	141,354	1,950,631
Jeffrey J. Lyash,	2010	$453,000	N/A	$711,892	—	$195,000	$281,882	$102,290	$1,744,064
Executive Vice President –	2009	450,846		728,120	—	235,000	244,369	292,061	1,950,396
Energy Supply	2008	432,885		612,952	—	225,000	323,904	140,812	1,735,553
Lloyd M. Yates,	2010	$448,000	N/A	$704,043	—	$195,000	$342,925	$80,548	$1,770,516
President and Chief	2009	445,846		720,683	—	235,000	308,815	119,432	1,829,776
Executive Officer	2008	429,231		612,952	—	210,000	777,983	155,042	2,185,208

John R. McArthur,	2010	$488,000	N/A	$766,911	—	$220,000	$81,601	$92,677	$1,649,189
Executive Vice President,	2009	485,846		780,070	—	250,000	74,001	116,381	1,706,298
General Counsel and	2008	459,423		571,390	—	250,000	46,028	137,536	1,464,377
Corporate Secretary

     1 Consists of base salary earnings prior to (i) employee contributions to the Progress Energy 401(k) Savings & Stock Ownership Plan and (ii) voluntary deferrals, if any, under the Management Deferred Compensation Plan. See “Deferred Compensation” discussion in Part II of the CD&A. Salary adjustments, if deemed appropriate, generally occur in March of each year.

     2 Includes the fair value of stock awards as of the grant date computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. Assumptions made in the valuation of material stock awards are discussed in Note 9.B. to our consolidated financial statements for the year ended December 31, 2010. The values reflected for 2008 in columns (e) and (j) are different than originally disclosed because these values represent the fair value of stock awards as of the grant date rather than the expense related to equity awards for financial statement reporting purposes in accordance with ASC Topic 718. Fair value of stock awards granted in 2010 and the maximum potential payout for the performance shares granted in 2010 are based on the March 16, 2010 closing stock price of $39.44 as shown in the table below:

2010 Stock Awards (column (e))				Maximum Potential Payout
	Grant Date Fair Value			for Performance Shares
	Restricted	Performance	Total	Maximum	Maximum
Name	Stock Units	Shares	(column (e))	Percentage	Value
William D. Johnson	$891,186	$2,218,421	$3,109,607	200%	$4,436,842
Mark F. Mulhern	189,667	478,249	667,916	200%	956,498
Jeffrey J. Lyash	202,169	509,723	711,892	200%	1,019,446
Lloyd M. Yates	199,921	504,122	704,043	200%	1,008,244
John R. McArthur	217,788	549,123	766,911	200%	1,098,246

PROXY STATEMENT

     3 We ceased granting stock options in 2004. No additional expense remains with respect to our stock option program.

     4 Includes the awards given under the Management Incentive Compensation Plan (MICP) for 2008, 2009 and 2010 performance.

     5 Includes the change in present value of the accrued benefit under Progress Energy’s Pension Plan, SERP, and/or Restoration Plan where applicable. The current incremental present values were determined using actuarial present value factors as provided by our actuarial consultants, Buck Consultants, based on FAS mortality assumptions post-age 65 and FAS discount rates for the years shown as follows:

FAS Discount Rates
			Restoration
Year	Pension Plan	SERP	Retirement Plan
2010	5.50%	5.70%	5.00%
2009	5.95%	6.10%	5.45%
2008	6.30%	6.30%	6.25%

     In addition, it includes the above market earnings on deferred compensation under the Deferred Compensation Plan for Key Management Employees. The 1996-1999 Deferred Compensation Plan for Key Management Employees provided a fixed rate of return of 10.0% on deferred amounts, which was 2.7% above the market interest rate of 7.3% at the time the plan was frozen in 1996. The Deferred Compensation Plan for Key Management Employees was discontinued in 2000 and replaced with the Management Deferred Compensation Plan, which does not have a guaranteed rate of return. Named executive officers who were participants in the 1996-1999 Deferred Compensation Plan for Key Management Employees continue to receive plan benefits with respect to amounts deferred prior to its discontinuance in 2000. The above market earnings under the Deferred Compensation Plan for Key Management Employees are included in this column for Mr. Johnson. Changes in the accrued benefit under each plan for named executive officers are shown in the table below:

2010 Change in Pension Value and Nonqualified Deferred Compensation Earnings (column (h))
			Change in	Above Market
	Change in	Change in	Restoration	Earnings on Deferred	Total
Name	Pension Plan	SERP	Plan	Compensation Plan	(column (h))
William D. Johnson	$80,055	$1,005,387	—	$11,387	$1,096,829
Mark F. Mulhern	57,308	460,388	—	—	517,696
Jeffrey J. Lyash	60,279	221,603	—	—	281,882
Lloyd M. Yates	41,092	301,833	—	—	342,925
John R. McArthur	41,256	—	40,345	—	81,601

Carolina Power & Light Proxy Statement

     6 Includes the following items: Company match contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; deferred credits under Management Deferred Compensation Plan (MDCP); perquisites; our Parent’s payment of the FICA tax on the non-qualified retirement accrual and the tax gross-up on the imputed income of that tax payment; and dividends paid under provisions of the Restricted Stock Award/Unit Plans. The total value of perquisites and personal benefits received by Messrs. Mulhern and Yates was less than $10,000 each. Thus, those amounts are excluded from this column. Named executive officers were compensated for these items as follows:

2010 All Other Compensation (column (i))
		Deferred		Imputed
	Company	Credits	Perquisites	Income
	Contributions	under the	(detailed in	and Tax		Total
Name	under 401(k)	MDCP	table below)	Gross-ups	Dividends	(column (i))
William D. Johnson	$14,700	$44,700	$65,145	$6,201	$185,305	$316,051
Mark F. Mulhern	14,700	11,601	—	5,521	45,850	77,672
Jeffrey J. Lyash	14,700	12,480	24,012	315	50,784	102,291
Lloyd M. Yates	14,700	12,180	—	3,125	50,543	80,548
John R. McArthur	13,569	14,580	11,058	722	52,748	92,677

     Perquisites that exceed the greater of $25,000 or 10% of the total amount of perquisites and personal benefits for each officer are quantified in the table below. “Other” perquisites include health club dues, spousal meals, spousal travel, Internet and telecom access, AD&D insurance, residential telephone, meals (family other than spouse), and registration fee (family other than spouse).

2010 Perquisites (Component of column (i))
				Spousal
				Travel on
	Luncheon	Financial/Tax	Home	Corporate		Total
Name	Club Dues	Planning	Security	Aircraft*	Other	Perquisites
William D. Johnson	$1,508	$7,500	$30,128	$20,228	$5,781	$65,145
Jeffrey J. Lyash	2,088	6,583	918	11,934	2,489	24,012
John R. McArthur	1,476	7,500	840	0	1,242	11,058

* Executives’ spouses may travel on our Parent’s aircraft only to accompany executives on “business-related” events that spouses are requested to attend.

     7 Mr. Johnson did not receive additional compensation for his service on the Board of Directors of Progress Energy.

PROXY STATEMENT

GRANTS OF PLAN-BASED AWARDS

								All
		Estimated			Estimated			Other
		Future Payouts Under			Future Payouts Under			Stock
		Non-Equity Incentive			Equity Incentive			Awards:	Grant Date
		Plan Awards1			Plan Awards2			Number	Fair Value
								of Shares	of Stock
								of Stock	and Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units3	Awards4
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
William D. Johnson, Chairman, President and Chief Executive Officer	MICP
	3/4/11	$420,750	$841,500	$1,683,000
	Restricted
	Stock
	Units
	3/16/10							22,596	$891,186
	PSSP
	3/16/10				28,124	56,248	112,496		$2,218,421
Mark F. Mulhern, Senior Vice President and Chief Financial Officer	MICP
	3/4/11	$121,899	$243,798	$487,596
	Restricted
	Stock
	Units
	3/16/10							4,809	$189,667
	PSSP
	3/16/10				6,063	12,126	24,252		$478,249
Jeffrey J. Lyash, Executive Vice President – Energy Supply	MICP
	3/4/11	$124,575	$249,150	$498,300
	Restricted
	Stock
	Units
	3/16/10							5,126	$202,169
	PSSP
	3/16/10				6,462	12,924	25,848		$509,723
Lloyd M. Yates, President and Chief Executive Officer	MICP
	3/4/11	$123,200	$246,400	$492,800
	Restricted
	Stock
	Units
	3/16/10							5,069	$199,921
	PSSP
	3/16/10				6,391	12,782	25,564		$504,122
John R. McArthur, Executive Vice President, General Counsel and Corporate Secretary	MICP
	3/4/11	$134,200	$268,400	$536,800
	Restricted
	Stock
	Units
	3/16/10							5,522	$217,788
	PSSP
	3/16/10				6,962	13,923	27,846		$549,123

     1 The Management Incentive Compensation Plan is considered a non-equity incentive compensation plan. Award amounts are shown at threshold, target, and maximum levels. The target award is calculated using the 2010 eligible earnings times the executive’s target percentage. See target percentage in table on page 22 of the CD&A. Threshold is calculated at 50% of target and maximum is calculated at 200% of target. Actual award amounts paid are reflected in the Summary of Compensation Table under the “Non-Equity Incentive Plan Compensation” column.

Carolina Power & Light Proxy Statement

     2 Reflects the potential payouts in shares of the 2010 PSSP grants. The grant size was calculated by multiplying the executive’s salary as of January 1, 2010, times his 2010 PSSP target and dividing by the December 31, 2009, closing stock price of $41.01. The Threshold column reflects the minimum payment level under our PSSP, which is 50% of the target amount shown in the Target column. The amount shown in the maximum column is 200% of the target amount.

     3 Reflects the number of restricted stock units granted during 2010 under the 2007 Equity Incentive Plan. The number of shares granted was determined by multiplying the executive’s salary as of January 1, 2010, times his 2010 restricted stock target and dividing by the December 31, 2009, closing stock price of $41.01.

     4 Reflects the grant date fair value of the award based on the following assumptions: Market value of restricted stock granted on March 16, 2010, based on closing price of $39.44 per share, times the shares granted in column (i). Market value of PSSP granted on March 16, 2010, based on closing stock price on March 16, 2010, of $39.44 times target number of shares in column (g). The 2010 PSSP grant payout is expected to be 100% of target.

PROXY STATEMENT

DISCUSSION OF SUMMARY COMPENSATION TABLE AND GRANTS OF
PLAN-BASED AWARDS TABLE

EMPLOYMENT AGREEMENTS

     In 2007, Messrs. Johnson, Mulhern, Lyash, Yates and McArthur entered into employment agreements with Progress Energy or one of its subsidiaries, referred to collectively in this section as the “Company.” The employment agreements replaced the previous employment agreements in effect for each of these officers.

     The employment agreements provide for base salary, annual incentives, perquisites and participation in the various executive compensation plans offered to our senior executives. Upon expiration, the agreements are automatically extended by an additional year on January 1 of each year. We may elect not to extend an executive officer’s agreement and must notify the officer of such an election at least 60 days prior to the automatic extension date. Each employment agreement contains restrictive covenants imposing non-competition obligations, restricting solicitation of employees and protecting our confidential information and trade secrets for specified periods if the applicable officer is terminated without cause or otherwise becomes eligible for the benefits under the agreement.

     Except for the application of previously granted years of service credit to our post-employment health and welfare plans as discussed below, the employment agreements do not affect the compensation, benefits or incentive targets payable to the applicable officers.

     With respect to Mr. Johnson, the Employment Agreement specifies that the years of service credit we previously granted to him for purposes of determining eligibility and benefits in the SERP will also be applicable for purposes of determining eligibility and benefits in our post-employment health and welfare benefit plans. Mr. Johnson was awarded seven years of deemed service toward the benefits and vesting requirements of the SERP. However, as of 2008, Mr. Johnson reached the maximum service accrual and therefore benefit augmentation for deemed service is $0. Three of those years also were deemed to have been in service on the Senior Management Committee for purposes of SERP eligibility.

     Each Employment Agreement provides that if the applicable officer is terminated without cause or is constructively terminated (as defined in Paragraph 8(a)(i) of the agreement), then the officer will receive (i) severance equal to 2.99 times the officer’s then-current base salary and (ii) reimbursement for the costs of continued coverage under certain of our health and welfare benefit plans for a period of up to 18 months.

Carolina Power & Light Proxy Statement

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards1					Stock Awards
Equity
								Equity	Incentive
								Incentive	Plan
								Plan	Awards:
								Awards:	Market or
			Equity			Number		Number	Payout
			Incentive			of		of	Value of
			Plan			Shares		Unearned	Unearned
	Number		Awards:			or	Market	Shares,	Shares,
	of	Number of	Number of			Units of	Value of	Units or	Units or
	Securities	Securities	Securities			Stock	Shares or	Other	Other
	Underlying	Underlying	Underlying			That	Units of	Rights	Rights
	Unexercised	Unexercised	Unexercised	Option		Have	Stock That	That	That
	Options	Options	Unearned	Exercise	Option	Not	Have Not	Have Not	Have Not
	(#)	(#)	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)2	(h)3	(i)4	(j)4
William D.	—	—	—	—	—	72,248	$3,141,343	112,869	$4,907,526
Johnson,
Chairman,
President and
Chief Executive
Officer
Mark F. Mulhern,	7,000	—	—	$44.75	9/30/2013	15,725	$683,723	20,733	$901,486
Senior Vice
President and
Chief Financial
Officer
Jeffrey J. Lyash,	—	—	—	—	—	17,559	$763,465	24,941	$1,084,416
Executive Vice
President –
Energy Supply
Lloyd M. Yates,	—	—	—	—	—	17,454	$758,900	24,792	$1,077,968
President and
Chief Executive
Officer
John R. McArthur,	—	—	—	—	—	18,299	$795,641	25,178	$1,094,716
Executive
Vice President,
General Counsel
and Corporate
Secretary

     1 All outstanding stock options were vested as of December 31, 2006. Our Parent ceased granting stock options in 2004.

PROXY STATEMENT

     2 Consists of outstanding restricted stock grants and restricted stock units as follows:

Number of Shares or Units of Stock That Have Not Vested (column (g))
		William D.	Mark F.	Jeffrey J.	Lloyd M.	John R.
Stock Award	Vesting Date	Johnson	Mulhern	Lyash	Yates	McArthur
Restricted Stock	March 14, 2011	5,534	1,167	1,367	1,367	1,667
Restricted Stock Units	March 16, 2011	7,532	1,603	1,708	1,689	1,840
Restricted Stock Units	March 17, 2011	9,297	1,868	2,159	2,135	2,329
Restricted Stock Units	March 18, 2011	7,651	1,136	1,597	1,597	1,497
Restricted Stock Units	March 20, 2011	4,936	1,189	1,576	1,576	1,477
Restricted Stock Units	March 16, 2012	7,532	1,603	1,709	1,690	1,841
Restricted Stock Units	March 17, 2012	17,298	4,368	4,159	4,135	4,329
Restricted Stock Units	March 20, 2012	4,936	1,188	1,575	1,575	1,478
Restricted Stock Units	March 16, 2013	7,532	1,603	1,709	1,690	1,841
Total (column (g))		72,248	15,725	17,559	17,454	18,299

     3 Market value of shares or units of stock that have not vested is based on a December 31, 2010, closing price of $43.48 per share.

     4 The 2008 grant vests on January 1, 2011; the 2009 grant vests on January 1, 2012; and the 2010 grant vests on January 1, 2013. Performance share value for the 2009 annual grant is expected to be at 0% of target while the 2008 annual grant and 2010 annual grant are expected to be 100% of target. The value in Column (j) is derived by multiplying the shares (rounded to the nearest whole share) times the December 31, 2010 closing stock price ($43.48). The difference between the calculated value and the noted value is attributable to fractional shares. See further discussion under “Performance Shares” in Part II of the CD&A. Outstanding performance shares for named executive officers are shown in the table below:

Number of Unearned Shares, Units or Other Rights That Have Not Vested (column (i))
		William D.	Mark F.	Jeffrey J.	Lloyd M.	John R.
Stock Award	Vesting Date	Johnson	Mulhern	Lyash	Yates	McArthur
Performance Shares	January 1, 2011	54,125	8,069	11,443	11,443	10,637
Performance Shares	January 1, 2012	0	0	0	0	0
Performance Shares	January 1, 2013	58,744	12,664	13,498	13,349	14,541
Total (column (i))		112,869	20,733	24,941	24,792	25,178

Carolina Power & Light Proxy Statement

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
	Number of		Number of
	Shares	Value	Shares
	Acquired	Realized	Acquired	Value Realized
	on Exercise	on Exercise	on Vesting	on Vesting
Name	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)1	(e)2
William D. Johnson,	—	—	76,448	$3,080,112
Chairman
Mark F. Mulhern,	—	—	26,504	$1,064,791
Senior Vice President and Chief Financial Officer
Jeffrey J. Lyash,	—	—	31,031	$1,248,972
Executive Vice President – Energy Supply
Lloyd M. Yates,	—	—	31,006	$1,247,986
President and Chief Executive Officer
John R. McArthur,	—	—	30,632	$1,231,050
Executive Vice President, General Counsel and
Corporate Secretary

     1 Reflects the number of restricted stock shares, restricted stock units, and performance shares that vested in 2010 for named executive officers as shown in the table below.

Number of Shares Acquired on Vesting (column (d))
		Vesting	William D.	Mark F.	Jeffrey	Lloyd M.	John R.
Stock Award	Vesting Date	Price	Johnson	Mulhern	J. Lyash	Yates	McArthur
Performance Shares	January 1, 2010	$41.01	43,965	10,644	14,232	14,232	13,229
Restricted Stock	March 14, 2010	$38.60	5,533	1,167	1,367	1,367	1,667
Restricted Stock	March 15, 2010	$38.60	5,067	—	1,100	1,100	1,434
Restricted Stock	March 21, 2010	$39.45	—	3,500	—	—	—
Restricted Stock Units	March 17, 2010	$39.44	9,297	1,868	2,159	2,134	2,328
Restricted Stock Units	March 18, 2010	$39.82	7,650	1,136	1,597	1,597	1,497
Restricted Stock Units	March 22, 2010	$39.84	4,936	8,189	10,576	10,576	10,477
Total (column (d))			76,448	26,504	31,031	31,006	30,632

     2 The value realized is the sum of the vested shares for each vesting date times the vesting price. Values realized on vesting during 2010 for named executive officers are shown in the table below:

Value Realized on Vesting (column (e))
		Vesting	William D.	Mark F.	Jeffrey J.	Lloyd M.	John R.
Stock Award	Vesting Date	Price	Johnson	Mulhern	Lyash	Yates	McArthur
Performance Shares	January 1, 2010	$41.01	$1,803,005	$436,510	$583,654	$583,654	$542,521
Restricted Stock	March 14, 2010	$38.60	$213,574	$45,046	$52,766	$52,766	$64,346
Restricted Stock	March 15, 2010	$38.60	$195,586	—	$42,460	$42,460	$55,352
Restricted Stock	March 21, 2010	$39.45	—	$138,075	—	—	—
Restricted Stock Units	March 17, 2010	$39.44	$366,674	$73,674	$85,151	$84,165	$91,816
Restricted Stock Units	March 18, 2010	$39.82	$304,623	$45,236	$63,593	$63,593	$59,611
Restricted Stock Units	March 22, 2010	$39.84	$196,650	$326,250	$421,348	$421,348	$417,404
Total (column (e))			$3,080,112	$1,064,791	$1,248,972	$1,247,986	$1,231,050

PROXY STATEMENT

PENSION BENEFITS TABLE

Number of	Present
Years	Value of	Payments
Credited	Accumulated	During Last
Service	Benefit1	Fiscal Year
Name	Plan Name	(#)	($)	($)
(a)	(b)	(c)	(d)	(e)
William D. Johnson,	Progress Energy Pension Plan	18.3	$528,633	$0
Chairman, President and	Supplemental Senior Executive
Chief Executive Officer	Retirement Plan	25.3	2	$8,287,871	3	$0
Mark F. Mulhern,	Progress Energy Pension Plan	14.8	$326,707	$0
Senior Vice President and	Supplemental Senior Executive
Chief Financial Officer	Retirement Plan	14.8	$1,605,155	4	$0
Jeffrey J. Lyash,	Progress Energy Pension Plan	17.6	$334,696	$0
Executive Vice President –	Supplemental Senior Executive
Energy Supply	Retirement Plan	17.6	$1,640,811	5	$0
Lloyd M. Yates,	Progress Energy Pension Plan	12.1	$198,700	$0
President and	Supplemental Senior Executive	12.1	$1,367,539	6	$0
Chief Executive	Retirement Plan
Officer
John R. McArthur,	Progress Energy Pension Plan	9.1	$192,479	$0
Executive Vice President,	Restoration Retirement Plan	9.1	$162,615	$0
General Counsel and
Corporate Secretary

     1 Actuarial present value factors as provided by our actuarial consultants, Buck Consultants, based on FAS mortality assumptions post-age 65 and FAS discount rates as of December 31, 2010, for computation of accumulated benefit under the Supplemental Senior Executive Retirement Plan and the Progress Energy Pension Plan were 5.70% and 5.50% respectively. Additional details on the formulas for computing benefits under the Supplemental Senior Executive Retirement Plan and Progress Energy Pension Plan can be found under the headings “Supplemental Senior Executive Retirement Plan” and “Other Broad-Based Benefits,” respectively, in the CD&A.

     2 Includes seven years of deemed service. However, as of 2008, Mr. Johnson reached the maximum service accrual and therefore benefit augmentation for deemed service is $0.

     3 Based on an estimated annual benefit payable at age 65 of $1,046,261.

     4 Based on an estimated annual benefit payable at age 65 of $282,595.

     5 Based on estimated annual benefit payable at age 65 of $322,742.

     6 Based on estimated annual benefit payable at age 65 of $254,485.

Carolina Power & Light Proxy Statement

NONQUALIFIED DEFERRED COMPENSATION

     The table below shows the nonqualified deferred compensation for each of the named executive officers. Information regarding details of the deferred compensation plans currently in effect can be found under the heading “Deferred Compensation” in the CD&A on page 31 of this Proxy Statement. In addition, the Deferred Compensation Plan for Key Management Employees is discussed in footnote 5 to the “Summary Compensation Table.”

	Executive	Registrant	Aggregate		Aggregate		Aggregate
	Contributions	Contributions	Earnings		Withdrawals/		Balance
	in Last FY1	in Last FY2	in Last FY3		Distributions		at Last FYE4
Name and Position	($)	($)	($)		($)		($)
(a)	(b)	(c)	(d)		(e)		(f)
William D. Johnson,
Chairman	$0	$44,700	$68,932	5	$0		$849,703
Mark F. Mulhern,
Senior Vice President and
Chief Financial Officer	$22,163	$11,601	$20,715		($147,094)	6	$233,261
Jeffrey J. Lyash,
Executive Vice President –
Energy Supply	$0	$12,480	$20,359		$0		$168,012
Lloyd M. Yates,
President and
Chief Executive Officer	$22,400	$12,180	$66,737		$0		$601,121
John R. McArthur,
Executive Vice President,
General Counsel and
Corporate Secretary	$73,200	$14,580	$29,600		$0		$301,215

       1 Reflects salary deferred under the Management Deferred Compensation Plan, which is reported as “Salary” in the Summary Compensation Table. For 2010, named executive officers deferred the following percentages of their base salary: (i) Mulhern – 5%; Yates – 5%; and McArthur – 15%.

       2 Reflects registrant contributions under the Management Deferred Compensation Plan, which is reported as “All Other Compensation” in the Summary Compensation Table.

       3 Includes aggregate earnings in the last fiscal year under the following nonqualified plans: Management Incentive Compensation Plan, Management Deferred Compensation Plan, Performance Share Sub-Plan, and Deferred Compensation Plan for Key Management Employees.

PROXY STATEMENT

     4 Includes December 31, 2010 balances under the following deferred compensation plans: Management Incentive Compensation Plan, Performance Share Sub-Plan, Management Deferred Compensation Plan, and Deferred Compensation Plan for Key Management Employees. Balances for named executive offices under each deferral plan are shown in the table below:

Aggregate Balance at Last FYE (column (f))
	Management	Management	Deferred
	Deferred	Incentive	Compensation for
	Compensation	Compensation	Key Management	Performance	Total
Name	Plan	Plan	Employees	Share Sub-Plan	(column (f))
William D. Johnson	$492,740	$77,712	$279,251	—	$849,703
Mark F. Mulhern	$116,631	$77,537	—	$39,093	$233,261
Jeffrey J. Lyash	$168,012	—	—	—	$168,012
Lloyd M. Yates	$190,251	$121,356	—	$289,514	$601,121
John R. McArthur	$301,215	—	—	—	$301,215

     5 Includes above market earnings of $11,387 under the Deferred Compensation Plan for Key Management Employees, which is reported as “Change in Pension Value and Nonqualified Deferred Compensation Earnings” in the Summary Compensation Table.

     6 Mr. Mulhern received distributions from his Management Incentive Deferred Compensation Plan: $84,465; Management Deferred Compensation Plan: $0; and Performance Share Sub-Plan: $62,629.

Carolina Power & Light Proxy Statement

CASH COMPENSATION AND VALUE OF VESTING EQUITY TABLE

     The following table shows the actual cash compensation and value of vesting equity received in 2010 by the named executive officers. The Committee believes that this table is important in order to distinguish between the actual cash and vested value received by each named executive officer as opposed to the grant date fair value of equity awards as shown in the Summary Compensation Table.

			Deferred
		Annual	Compensation
		Incentive	under	Restricted	Performance	Restricted	Stock		Tax
	Base	(paid in	MDCP and	Stock / Units	Shares	Stock / Unit	Options		Gross-
Name and	Salary	2010)	MICP	Vesting	Vesting	Dividends	Vesting	Perquisite	ups
Position	(a)1	(b)2	(c)3	(d)4	(e)5	(f)6	(g)7	(h)8	(i)9	Total
William D. Johnson, Chairman	$990,000	$950,000	$0	$1,277,107	$1,803,005	$185,305	$0	$65,145	$6,201	$5,276,763
Mark F. Mulhern, Senior Vice President and Chief Financial Officer	$443,269	$225,000	$22,163	$628, 280	$436,510	$45,850	$0	$8,408	$5,521	$1,792,838
Jeffrey J. Lyash, Executive Vice President – Energy Supply	$453,000	$235,000	$0	$665,318	$583,654	$50,784	$0	$24,012	$315	$2,012,083
Lloyd M. Yates, President and Chief Executive Officer	$448,000	$235,000	$22,400	$664,332	$583,654	$50,543	$0	$9,874	$3,125	$1,994,528
John R. McArthur, Executive Vice President, General Counsel and Corporate Secretary	$488,000	$250,000	$73,200	$688,529	$542,521	$52,748	$0	$11,058	$722	$2,033,578

     1 Consists of the total 2010 base salary earnings prior to (i) employee contributions to the Progress Energy 401(k) Savings & Stock Ownership Plan and (ii) voluntary deferrals, if applicable, under the Management Deferred Compensation Plan (MDCP) shown in column (c).

     2 Awards given under the Management Incentive Compensation Plan (MICP) attributable to Plan Year 2009 and paid in 2010.

     3 Consists of amounts deferred under the MDCP and the MICP. These deferral amounts are part of Base Pay and/or Annual Incentive and therefore are not included in the Total column.

     4 Reflects the value of restricted stock and restricted stock units vesting in 2010. The value of the restricted stock was calculated using the opening stock price for Progress Energy Common Stock three days prior to the day vesting occurred. The value of the restricted stock units was calculated using the closing stock price for Progress Energy Common Stock on the business day prior to when vesting occurred.

     5 Reflects the value of performance shares vesting on January 1, 2010. The value of the 2007 performance share units were calculated using the closing stock price for Progress Energy Common Stock on the business day prior to when distribution occurred.

PROXY STATEMENT

     6 Reflects dividends and dividend equivalents paid as the result of outstanding restricted stock or restricted stock units held in Company Plan accounts.

     7 Reflects the value of any stock options vesting in 2010. Since we ceased granting stock options under our Incentive Plans in 2004, all outstanding options had fully vested by 2006.

     8 Reflects the value of all perquisites provided during 2010. For a complete listing of the perquisites, see the “Executive Perquisites” section of the “Elements of Compensation” discussion of the CD&A on page 30 of this Proxy Statement. Perquisite details for each named executive officer are discussed in the Summary Compensation Table footnotes.

     9 Reflects our Parent’s payment of the Medicare portion of the FICA tax on the non-qualified retirement accrual and the tax gross-up on the imputed income of that tax payment provided during 2010.

Carolina Power & Light Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION
William D. Johnson, Chairman

					Involuntary
			Involuntary		or Good
			Not for		Reason
	Voluntary	Early	Cause	For Cause	Termination
	Termination	Retirement1	Termination	Termination	(CIC)	Disability	Death
	($)	($)	($)	($)	($)	($)	($)
Compensation
Base Salary—$990,0002	$0	$0	$2,960,100	$0	$5,712,500	$594,000	$0
Annual Incentive3	$0	$715,000	$0	$0	$841,500	$715,000	$715,000
Long-term Incentives:
Performance Shares (PSSP)4
2008 PSSP Grant	$0	$2,353,332	$0	$0	$2,353,332	$2,353,332	$2,353,332
2009 PSSP Grant	$0	$0	$0	$0	$2,692,674	$0	$1,795,116
2010 PSSP Grant	$0	$851,398	$0	$0	$2,554,194	$851,398	$851,398
Restricted Stock Units5
2007 RSU Grant	$0	$362,188	$0	$0	$429,235	$429,235	$429,235
2008 RSU Grant	$0	$304,925	$0	$0	$332,665	$332,665	$332,665
2009 RSU Grant	$0	$792,466	$0	$0	$1,156,351	$1,156,351	$1,156,351
2010 RSU Grant	$0	$450,322	$0	$0	$982,474	$0	$0
Restricted Stock6
2006 RS Grant	$0	$240,618	$0	$0	$240,618	$240,618	$240,618
Benefits and Perquisites
Incremental Nonqualified
Pension7	$0	$0	$0	$0	$0	$0	$0
Deferred Compensation8	$849,703	$849,703	$849,703	$849,703	$849,703	$849,703	$849,703
Post-retirement Health Care9	$0	$0	$24,682	$0	$48,396	$0	$0
Executive AD&D Proceeds10	$0	$0	$0	$0	$0	$500,000	$500,000
280G Tax Gross-up11	$0	$0	$0	$0	$5,488,512	$0	$0
TOTAL	$849,703	$6,919,952	$3,834,485	$849,703	$23,682,154	$8,022,302	$9,223,418

     1 Mr. Johnson became eligible for early retirement at age 55 in January 2009. Therefore, under the voluntary termination and involuntary not for cause termination scenarios, Mr. Johnson would be treated as having met the early retirement criteria under the Equity Incentive Plan and would be paid out under the early retirement provisions of that plan. Mr. Johnson is not eligible for normal retirement.

     2 There is no provision for payment of salary under voluntary termination, early retirement, for cause termination or death. In the event of involuntary not for cause termination, the salary continuation provision of Mr. Johnson’s employment agreement requires a severance equal to 2.99 times his then current base salary ($990,000) payable in equal installments over a period of 2.99 years. In the event of involuntary or good reason termination (CIC), the maximum benefit allowed under the cash payment provision of the Management Change-in-Control Plan equals three times the sum of annual salary plus average MICP award for the three years prior (($990,000 + $914,167) x 3). In the event of a long-term disability, Mr. Johnson would receive 60% of base salary during the period of his disability, offset by any Social Security benefits and Progress Energy Pension Plan payments. The long-term disability payment as shown in the table above represents an annual amount before offsets.

     3 There is no provision for payment of annual incentive under voluntary termination, involuntary not for cause termination, or for cause termination. In the event of involuntary or good reason termination (CIC), Mr. Johnson would receive 100% of his target award under the Annual Cash Incentive Compensation Plan provisions of the Management Change-in-Control Plan, calculated as 85% times $990,000. In the event of early retirement, death or disability, Mr. Johnson would receive a pro-rata incentive award for the period worked during the year. For December 31, 2010, this is based on the full award. For 2010, Mr. Johnson’s MICP award was $715,000.

PROXY STATEMENT

     4 Amounts shown for performance shares are based on a December 31, 2010, closing price of $43.48 per share. Unvested performance shares would be forfeited under for cause termination. Voluntary termination and involuntary not for cause termination are not applicable. See footnote 1. In the event of early retirement or disability, a pro rata percentage of performance shares would vest based upon the period of employment during the performance measurement period and the extent that the performance factors are satisfied. In the event of involuntary or good reason termination (CIC), unvested performance shares vest as of the date of Management Change-in-Control and payment is made based upon the target value of the award. In the event of death, the 2008 performance shares would vest 100% and be paid in an amount using performance factors determined at the time of the event. For the 2009 and 2010 performance grants, a pro-rata payment would be made based upon the target value of the award and time in the plan.

     5 Amounts shown for restricted stock units are based on a December 31, 2010, closing price of $43.48 per share. For a detailed description of outstanding restricted stock units, see the “Outstanding Equity Awards at Fiscal Year-End Table.” Unvested units would be forfeited under for cause termination. Voluntary termination and involuntary not for cause termination are not applicable. See footnote 1. In the event of early retirement, Mr. Johnson would receive a pro-rata percentage of all unvested units, based upon the number of full months elapsed between the grant date and the date of early retirement. In the event of involuntary or good reason termination (CIC), all outstanding restricted stock units would vest immediately. Upon death or disability, all outstanding restricted stock units that are more than one year past their grant date would vest immediately. Shares that are less than one year past their grant date would be forfeited. Mr. Johnson would immediately vest restricted stock units granted in 2007, 2008, and 2009, and would forfeit restricted stock units granted in 2010.

     6 Amounts shown for restricted stock shares are based on a December 31, 2010, closing price of $43.48 per share. For a detailed description of outstanding restricted stock shares, see “Outstanding Equity Awards at Fiscal Year-End Table.” Unvested shares would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. In the event of early retirement, all outstanding shares may vest at the Committee’s discretion. In the event of involuntary or good reason termination (CIC), all outstanding shares would vest immediately. Upon death or disability, all outstanding restricted stock shares that are more than one year past their grant date would vest immediately. Shares that are less than one year past their grant date would be forfeited. All of Mr. Johnson’s restricted stock grant dates are beyond the one-year threshold; therefore, all outstanding restricted stock shares would vest immediately.

     7 No accelerated vesting or incremental nonqualified pension benefit applies under any of these scenarios. Mr. Johnson was vested under the SERP as of December 31, 2010, so there is no incremental value due to accelerated vesting under involuntary or good reason termination (CIC). For a detailed description of the accumulated SERP benefit and estimated annual benefit payable at age 65, see “Pension Benefits Table.” In the event of early retirement, Mr. Johnson would receive a 2.5% decrease in his accrued SERP benefit for each year that he is younger than age 65.

     8 All outstanding deferred compensation balances will be paid immediately following termination, subject to IRC Section 409(a) regulations, under voluntary termination, early retirement, involuntary not for cause termination, for cause termination, involuntary or good reason termination (CIC), death and disability. Unvested MICP deferral premiums would be forfeited. Mr. Johnson would forfeit $0 of unvested deferred MICP premiums.

     9 No post-retirement health care benefits apply under voluntary termination, for cause termination, death or disability. In the event of early retirement, Mr. Johnson would receive no additional benefits above what all full-time, nonbargaining employees would receive. Under involuntary not for cause termination, Mr. Johnson would be reimbursed for 18 months of COBRA premiums at $1,371.22 per month as provided in his employment agreement. In the event of involuntary or good reason termination (CIC), the Management Change-in-Control Plan provides for Company-paid medical, dental and vision coverage in the same plan Mr. Johnson was participating in prior to termination for 36 months at $1,344.33 per month.

     10 Mr. Johnson would be eligible to receive $500,000 proceeds from the executive AD&D policy.

     11 Upon a change in control, the Management Change-in-Control Plan provides for our Parent to pay all excise taxes under IRC Section 280G plus applicable gross-up amounts for Mr. Johnson. Under IRC Section 280G, Mr. Johnson would be subject to excise tax on $10,222,095 of excess parachute payments above his base amount. Those excess parachute payments result in $2,044,419 of excise taxes, $3,365,647 of tax gross-ups, and $78,446 of employer Medicare tax related to the excise tax payment.

Carolina Power & Light Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION
Mark F. Mulhern, Senior Vice President and Chief Financial Officer

					Involuntary
			Involuntary		or Good
			Not for		Reason
	Voluntary	Early	Cause	For Cause	Termination
	Termination	Retirement	Termination	Termination	(CIC)	Disability	Death
	($)	($)	($)	($)	($)	($)	($)
Compensation
Base Salary—$450,0001	$0	$0	$1,345,500	$0	$1,395,000	$270,000	$0
Annual Incentive2	$0	$0	$0	$0	$247,500	$205,000	$205,000
Long-term Incentives:
Performance Shares (PSSP)3
2008 PSSP Grant	$0	$0	$0	$0	$350,850	$350,850	$350,850
2009 PSSP Grant	$0	$0	$0	$0	$547,978	$0	$365,319
2010 PSSP Grant	$0	$0	$0	$0	$550,636	$183,545	$183,545
Restricted Stock Units4
2007 RSU Grant	$0	$0	$0	$0	$103,352	$103,352	$103,352
2008 RSU Grant	$0	$0	$0	$0	$49,393	$49,393	$49,393
2009 RSU Grant	$0	$0	$0	$0	$271,141	$271,141	$271,141
2010 RSU Grant	$0	$0	$0	$0	$209,095	$0	$0
Restricted Stock5
2006 RS Grant	$0	$0	$0	$0	$50,741	$50,741	$50,741
Benefits and Perquisites
Incremental Nonqualified Pension6	$0	$0	$0	$0	$0	$0	$0
Deferred Compensation7	$233,262	$0	$233,262	$233,262	$233,262	$233,262	$233,262
Post-retirement Health Care8	$0	$0	$15,249	$0	$19,934	$0	$0
Executive AD&D Proceeds9	$0	$0	$0	$0	$0	$500,000	$500,000
280G Tax Gross-up10	$0	$0	$0	$0	$1,141,872	$0	$0
TOTAL	$233,262	$0	$1,594,011	$233,262	$5,170,754	$2,217,284	$2,312,603

     1 There is no provision for payment of salary under voluntary termination, for cause termination or death. Mr. Mulhern is not eligible for early retirement or normal retirement. In the event of involuntary not for cause termination, the salary continuation provision of Mr. Mulhern’s employment agreement requires a severance equal to 2.99 times his then current base salary ($450,000) payable in equal installments over a period of 2.99 years. In the event of involuntary or good reason termination (CIC), the maximum benefit allowed under the cash payment provision of the Management Change-in-Control Plan equals two times the sum of annual salary plus annual target MICP award (($450,000 + $247,500) x 2). In the event of a long-term disability, Mr. Mulhern would receive 60% of base salary during the period of his disability, offset by any Social Security benefits and Progress Energy Pension Plan payments. The long-term disability payment as shown in the table above represents an annual amount before offsets.

     2 There is no provision for payment of annual incentive under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Mulhern is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), Mr. Mulhern would receive 100% of his target award under the Annual Cash Incentive Compensation Plan provisions of the Management Change-in-Control Plan, calculated as 55% times $450,000. In the event of death or disability, Mr. Mulhern would receive a pro-rata incentive award for the period worked during the year. For December 31, 2010, this is based on the full award. For 2010, Mr. Mulhern’s MICP award was $205,000.

     3 Amounts shown for performance shares are based on a December 31, 2010, closing price of $43.48 per share. Unvested performance shares would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Mulhern is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), unvested performance shares vest as of the date of Management Change-in-Control and payment is made based upon the target value of the award. In the event of disability, a pro rata percentage of performance shares would vest based upon the period of employment during the performance measurement period and the extent that the performance factors are satisfied. In the event of death, the 2008 performance shares would vest 100% and be paid in an amount using performance factors determined at the time of the event. For the 2009 and 2010 performance grants, the target value of the award would be paid based upon time in the plan.

PROXY STATEMENT

     4 Amounts shown for restricted stock units are based on a December 31, 2010, closing price of $43.48 per share. For a detailed description of outstanding restricted stock units, see the “Outstanding Equity Awards at Fiscal Year-End Table.” Unvested restricted stock units would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Mulhern is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), all outstanding restricted stock units would vest immediately. Upon death or disability, all outstanding restricted stock units that are more than one year past their grant date would vest immediately. Shares that are less than one year past their grant date would be forfeited. Mr. Mulhern would immediately vest restricted stock units granted in 2007, 2008, and 2009; and would forfeit restricted stock units granted in 2010.

     5 Amounts shown for restricted stock shares are based on a December 31, 2010, closing price of $43.48 per share. For a detailed description of outstanding restricted stock shares, see the “Outstanding Equity Awards at Fiscal Year-End Table.” Unvested restricted stock would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Mulhern is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), all outstanding restricted stock shares would vest immediately. Upon death or disability, all outstanding restricted stock shares that are more than one year past their grant date would vest immediately. Shares that are less than one year past their grant date would be forfeited. All of Mr. Mulhern’s restricted stock grant dates are beyond the one-year threshold; therefore, all outstanding restricted stock shares would vest immediately.

     6 No accelerated vesting or incremental nonqualified pension benefit applies under any of these scenarios. Mr. Mulhern was vested under the SERP as of December 31, 2010, so there is no incremental value due to accelerated vesting under involuntary or good reason termination (CIC).

     7 All outstanding deferred compensation balances will be paid immediately following termination, subject to IRC Section 409(a) regulations, under voluntary termination, involuntary not for cause termination, for cause termination, involuntary or good reason termination (CIC), death and disability. Mr. Mulhern is not eligible for early retirement or normal retirement. Unvested MICP deferral premiums would be forfeited. Mr. Mulhern would forfeit $0 of unvested deferred MICP premiums.

     8 No post-retirement health care benefits apply under voluntary termination, for cause termination, death or disability. Mr. Mulhern is not eligible for early retirement or normal retirement. Under involuntary not for cause termination, Mr. Mulhern would be reimbursed for 18 months of COBRA premiums at $847.18 per month as provided in his employment agreement. In the event of involuntary or good reason termination (CIC), the Management Change-in-Control Plan provides for Company-paid medical, dental and vision coverage in the same plan Mr. Mulhern was participating in prior to termination for 24 months at $830.57 per month.

     9 Mr. Mulhern would be eligible to receive $500,000 proceeds from the executive AD&D policy.

     10 Upon a change in control, the Management Change-in-Control Plan provides for our Parent to pay all excise taxes under IRC Section 280G plus applicable gross-up amounts for Mr. Mulhern. Under IRC Section 280G, Mr. Mulhern would be subject to excise tax on $2,126,683 of excess parachute payments above his base amount. Those excess parachute payments result in $425,337 of excise taxes, $700,215 of tax gross-ups, and $16,320 of employer Medicare tax related to the excise tax payment.

Carolina Power & Light Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION
Jeffrey J. Lyash, Executive Vice President – Energy Supply

					Involuntary
			Involuntary		or Good
			Not for		Reason
	Voluntary	Early	Cause	For Cause	Termination
	Termination	Retirement	Termination	Termination	(CIC)	Disability	Death
	($)	($)	($)	($)	($)	($)	($)
Compensation
Base Salary—$453,0001	$0	$0	$1,354,470	$0	$2,106,450	$271,800	$0
Annual Incentive2	$0	$0	$0	$0	$249,150	$195,000	$195,000
Long-term Incentives:
Performance Shares (PSSP)3
2008 PSSP Grant	$0	$0	$0	$0	$497,544	$497,544	$497,544
2009 PSSP Grant	$0	$0	$0	$0	$633,345	$0	$422,230
2010 PSSP Grant	$0	$0	$0	$0	$586,872	$195,624	$195,624
Restricted Stock Units4
2007 RSU Grant	$0	$0	$0	$0	$137,005	$137,005	$137,005
2008 RSU Grant	$0	$0	$0	$0	$69,438	$69,438	$69,438
2009 RSU Grant	$0	$0	$0	$0	$274,707	$274,707	$274,707
2010 RSU Grant	$0	$0	$0	$0	$222,878	$0	$0
Restricted Stock5
2006 RS Grant	$0	$0	$0	$0	$59,437	$59,437	$59,437
Benefits and Perquisites
Incremental Nonqualified Pension6	$0	$0	$0	$0	$0	$0	$0
Deferred Compensation7	$168,012	$0	$168,012	$168,012	$168,012	$168,012	$168,012
Post-retirement Health Care8	$0	$0	$17,420	$0	$34,158	$0	$0
Executive AD&D Proceeds9	$0	$0	$0	$0	$0	$500,000	$500,000
280G Tax Gross-up10	$0	$0	$0	$0	$1,565,051	$0	$0
TOTAL	$168,012	$0	$1,539,902	$168,012	$6,604,047	$2,368,567	$2,518,997

     1 There is no provision for payment of salary under voluntary termination, for cause termination or death. Mr. Lyash is not eligible for early retirement or normal retirement. In the event of involuntary not for cause termination, the salary continuation provision of Mr. Lyash’s employment agreement requires a severance equal to 2.99 times his then current base salary ($453,000) payable in equal installments over a period of 2.99 years. In the event of involuntary or good reason termination (CIC), the maximum benefit allowed under the cash payment provision of the Management Change-in-Control Plan equals three times the sum of annual salary plus annual target MICP award (($453,000 + $249,150) x 3). In the event of a long-term disability, Mr. Lyash would receive 60% of base salary during the period of his disability, offset by any Social Security benefits and Progress Energy Pension Plan payments. The long-term disability payment as shown in the table above represents an annual amount before offsets.

     2 There is no provision for payment of annual incentive under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Lyash is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), Mr. Lyash would receive 100% of his target award under the Annual Cash Incentive Compensation Plan provisions of the Management Change-in-Control Plan, calculated as 55% times $453,000. In the event of death or disability, Mr. Lyash would receive a pro-rata incentive award for the period worked during the year. For December 31, 2010, this is based on the full award. For 2010, Mr. Lyash’s MICP award was $195,000.

     3 Amounts shown for performance shares are based on a December 31, 2010, closing price of $43.48 per share. Unvested performance shares would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Lyash is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), unvested performance shares vest as of the date of Management Change-in-Control and payment is made based upon the target value of the award. In the event of disability, a pro rata percentage of performance shares would vest based upon the period of employment during the performance measurement period and the extent that the performance factors are satisfied. In the event of death, the 2008 performance shares would vest 100% and be paid in an amount using performance factors determined at the time of the event. For the 2009 and 2010 performance grants, the target value of the award would be paid based upon time in the plan.

PROXY STATEMENT

     4 Amounts shown for restricted stock units are based on a December 31, 2010, closing price of $43.48 per share. For a detailed description of outstanding restricted stock units, see the “Outstanding Equity Awards at Fiscal Year-End Table.” Unvested restricted stock units would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Lyash is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), all outstanding restricted stock units would vest immediately. Upon death or disability, all outstanding restricted stock units that are more than one year past their grant date would vest immediately. Shares that are less than one year past their grant date would be forfeited. Mr. Lyash would immediately vest restricted stock units granted in 2007, 2008, and 2009; and would forfeit restricted stock units granted in 2010.

     5 Amounts shown for restricted stock shares are based on a December 31, 2010, closing price of $43.48 per share. For a detailed description of outstanding restricted stock shares, see the “Outstanding Equity Awards at Fiscal Year-End Table.” Unvested restricted stock would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Lyash is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), all outstanding restricted stock shares would vest immediately. Upon death or disability, all outstanding restricted stock shares that are more than one year past their grant date would vest immediately. Shares that are less than one year past their grant date would be forfeited. All of Mr. Lyash’s restricted stock grant dates are beyond the one-year threshold; therefore, all outstanding restricted stock shares would vest immediately.

     6 No accelerated vesting or incremental nonqualified pension benefit applies under any of these scenarios. Mr. Lyash was vested under the SERP as of December 31, 2010, so there is no incremental value due to accelerated vesting under involuntary or good reason termination (CIC).

     7 All outstanding deferred compensation balances will be paid immediately following termination, subject to IRC Section 409(a) regulations, under voluntary termination, involuntary not for cause termination, for cause termination, involuntary or good reason termination (CIC), death and disability. Mr. Lyash is not eligible for early retirement or normal retirement. Unvested MICP deferral premiums would be forfeited. Mr. Lyash would forfeit $0 of unvested deferred MICP premiums.

     8 No post-retirement health care benefits apply under voluntary termination, for cause termination, death or disability. Mr. Lyash is not eligible for early retirement or normal retirement. Under involuntary not for cause termination, Mr. Lyash would be reimbursed for 18 months of COBRA premiums at $967.80 per month as provided in his employment agreement. In the event of involuntary or good reason termination (CIC), the Management Change-in-Control Plan provides for Company-paid medical, dental and vision coverage in the same plan Mr. Lyash was participating in prior to termination for 36 months at $948.83 per month.

     9 Mr. Lyash would be eligible to receive $500,000 proceeds from the executive AD&D policy.

     10 Upon a change in control, the Management Change-in-Control Plan provides for our Parent to pay all excise taxes under IRC Section 280G plus applicable gross-up amounts for Mr. Lyash. Under IRC Section 280G, Mr. Lyash would be subject to excise tax on $2,914,834 of excess parachute payments above his base amount. Those excess parachute payments result in $582,967 of excise taxes, $959,715 of tax gross-ups, and $22,369 of employer Medicare tax related to the excise tax payment.

Carolina Power & Light Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION
Lloyd M. Yates, President and Chief Executive Officer

					Involuntary
			Involuntary		or Good
			Not for		Reason
	Voluntary	Early	Cause	For Cause	Termination
	Termination	Retirement	Termination	Termination	(CIC)	Disability	Death
	($)	($)	($)	($)	($)	($)	($)
Compensation
Base Salary—$448,0001	$0	$0	$1,339,520	$0	$2,083,200	$268,800	$0
Annual Incentive2	$0	$0	$0	$0	$246,400	$195,000	$195,000
Long-term Incentives:
Performance Shares (PSSP)3
2008 PSSP Grant	$0	$0	$0	$0	$497,544	$497,544	$497,544
2009 PSSP Grant	$0	$0	$0	$0	$626,219	$0	$417,479
2010 PSSP Grant	$0	$0	$0	$0	$580,424	$193,475	$193,475
Restricted Stock Units4
2007 RSU Grant	$0	$0	$0	$0	$137,005	$137,005	$137,005
2008 RSU Grant	$0	$0	$0	$0	$69,438	$69,438	$69,438
2009 RSU Grant	$0	$0	$0	$0	$272,620	$272,620	$272,620
2010 RSU Grant	$0	$0	$0	$0	$220,400	$0	$0
Restricted Stock5
2006 RS Grant	$0	$0	$0	$0	$59,437	$59,437	$59,437
Benefits and Perquisites
Incremental Nonqualified Pension6	$0	$0	$0	$0	$0	$0	$0
Deferred Compensation7	$601,121	$0	$601,121	$601,121	$601,121	$601,121	$601,121
Post-retirement Health Care8	$0	$0	$24,682	$0	$48,396	$0	$0
Executive AD&D Proceeds9	$0	$0	$0	$0	$0	$500,000	$500,000
280G Tax Gross-up10	$0	$0	$0	$0	$1,554,752	$0	$0
TOTAL	$601,121	$0	$1,965,323	$601,121	$6,996,956	$2,794,440	$2,943,119

     1 There is no provision for payment of salary under voluntary termination, for cause termination or death. Mr. Yates is not eligible for early retirement or normal retirement. In the event of involuntary not for cause termination, the salary continuation provision of Mr. Yates’ employment agreement requires a severance equal to 2.99 times his then current base salary ($448,000) payable in equal installments over a period of 2.99 years. In the event of involuntary or good reason termination (CIC), the maximum benefit allowed under the cash payment provision of the Management Change-in-Control Plan equals three times the sum of annual salary plus annual target MICP award (($448,000 + $246,400) x 3). In the event of a long-term disability, Mr. Yates would receive 60% of base salary during the period of his disability, offset by any Social Security benefits and Progress Energy Pension Plan payments. The long-term disability payment as shown in the table above represents an annual amount before offsets.

     2 There is no provision for payment of annual incentive under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Yates is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), Mr. Yates would receive 100% of his target award under the Annual Cash Incentive Compensation Plan provisions of the Management Change-in-Control Plan, calculated as 55% times $448,000. In the event of death or disability, Mr. Yates would receive a pro-rata incentive award for the period worked during the year. For December 31, 2010 this is based on the full award. For 2010, Mr. Yates’ MICP award was $195,000.

     3 Amounts shown for performance shares are based on a December 31, 2010, closing price of $43.48 per share. Unvested performance shares would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Yates is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), unvested performance shares vest as of the date of Management Change-in-Control and payment is made based upon the target value of the award. In the event of disability, a pro rata percentage of performance shares would vest and the extent that the performance factors are satisfied. In the event of death, the 2008 performance shares would vest 100% and be paid in an amount using performance factors determined at the time of the event. For the 2009 and 2010 performance grants, the target value of the award would be paid based upon time in the plan.

PROXY STATEMENT

     4 Amounts shown for restricted stock units are based on a December 31, 2010, closing price of $43.48 per share. For a detailed description of outstanding restricted stock units, see the “Outstanding Equity Awards at Fiscal Year-End Table.” Unvested restricted stock units would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Yates is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), all outstanding restricted stock units would vest immediately. Upon death or disability, all outstanding restricted stock units that are more than one year past their grant date would vest immediately. Shares that are less than one year past their grant date would be forfeited. Mr. Yates would immediately vest restricted stock units granted in 2007, 2008, and 2009; and would forfeit restricted stock units granted in 2010.

     5 Amounts shown for restricted stock shares are based on a December 31, 2010, closing price of $43.48 per share. For a detailed description of outstanding restricted stock shares, see the “Outstanding Equity Awards at Fiscal Year-End Table.” Unvested restricted stock would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. Yates is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), all outstanding restricted stock shares would vest immediately. Upon death or disability, all outstanding restricted stock shares that are more than one year past their grant date would vest immediately. Shares that are less than one year past their grant date would be forfeited. All of Mr. Yates’ restricted stock grant dates are beyond the one-year threshold; therefore, all outstanding restricted stock shares would vest immediately.

     6 No accelerated vesting or incremental nonqualified pension benefit applies under any of these scenarios. Mr. Yates was vested under the SERP as of December 31, 2010, so there is no incremental value due to accelerated vesting under involuntary or good reason termination (CIC).

     7 All outstanding deferred compensation balances will be paid immediately following termination, subject to IRC Section 409(a) regulations, under voluntary termination, involuntary not for cause termination, for cause termination, involuntary or good reason termination (CIC), death and disability. Mr. Yates is not eligible for early retirement or normal retirement. Unvested MICP deferral premiums would be forfeited. Mr. Yates would forfeit $0 of unvested deferred MICP premiums.

     8 No post-retirement health care benefits apply under voluntary termination, for cause termination, death or disability. Mr. Yates is not eligible for early retirement or normal retirement. Under involuntary not for cause termination, Mr. Yates would be reimbursed for 18 months of COBRA premiums at $1,371.22 per month as provided in his employment agreement. In the event of involuntary or good reason termination (CIC), the Management Change-in-Control Plan provides for Company-paid medical, dental and vision coverage in the same plan Mr. Yates was participating in prior to termination for 36 months at $1,344.33 per month.

     9 Mr. Yates would be eligible to receive $500,000 proceeds from the executive AD&D policy.

     10 Upon a change in control, the Management Change-in-Control Plan provides for our Parent to pay all excise taxes under IRC Section 280G plus applicable gross-up amounts for Mr. Yates. Under IRC Section 280G, Mr. Yates would be subject to excise tax on $2,895,652 of excess parachute payments above his base amount. Those excess parachute payments result in $579,130 of excise taxes, $953,400 of tax gross-ups, and $22,222 of employer Medicare tax related to the excise tax payment.

Carolina Power & Light Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION
John R. McArthur, Executive Vice President, General Counsel and Corporate Secretary

					Involuntary
			Involuntary		or Good
			Not for		Reason
	Voluntary	Early	Cause	For Cause	Termination
	Termination	Retirement	Termination	Termination	(CIC)	Disability	Death
	($)	($)	($)	($)	($)	($)	($)
Compensation
Base Salary—$488,0001	$0	$0	$1,459,120	$0	$2,269,200	$292,800	$0
Annual Incentive2	$0	$0	$0	$0	$268,400	$220,000	$220,000
Long-term Incentives:
Performance Shares (PSSP)3
2008 PSSP Grant	$0	$0	$0	$0	$462,480	$462,480	$462,480
2009 PSSP Grant	$0	$0	$0	$0	$683,179	$0	$455,453
2010 PSSP Grant	$0	$0	$0	$0	$632,237	$210,746	$210,746
Restricted Stock Units4
2007 RSU Grant	$0	$0	$0	$0	$128,483	$128,483	$128,483
2008 RSU Grant	$0	$0	$0	$0	$65,090	$65,090	$65,090
2009 RSU Grant	$0	$0	$0	$0	$289,490	$289,490	$289,490
2010 RSU Grant	$0	$0	$0	$0	$240,097	$0	$0
Restricted Stock5
2006 RS Grant	$0	$0	$0	$0	$72,481	$72,481	$72,481
Benefits and Perquisites
Incremental Nonqualified Pension6	$0	$0	$0	$0	$1,483,339	$0	$0
Deferred Compensation7	$301,215	$0	$301,215	$301,215	$301,215	$301,215	$301,215
Post-retirement Health Care8	$0	$0	$16,626	$0	$32,599	$0	$0
Executive AD&D Proceeds9	$0	$0	$0	$0	$0	$500,000	$500,000
280G Tax Gross-up10	$0	$0	$0	$0	$2,347,525	$0	$0
TOTAL	$301,215	$0	$1,776,961	$301,215	$9,275,815	$2,542,785	$2,705,438

     1 There is no provision for payment of salary under voluntary termination, for cause termination or death. Mr. McArthur is not eligible for early retirement or normal retirement. In the event of involuntary not for cause termination, the salary continuation provision of Mr. McArthur’s employment agreement requires a severance equal to 2.99 times his then current base salary ($488,000) payable in equal installments over a period of 2.99 years. In the event of involuntary or good reason termination (CIC), the maximum benefit allowed under the cash payment provision of the Management Change-in-Control Plan equals three times the sum of annual salary plus annual target MICP award (($488,000 + $268,400) x 3). In the event of a long-term disability, Mr. McArthur would receive 60% of base salary during the period of his disability, offset by any Social Security benefits and Progress Energy Pension Plan payments. The long-term disability payment as shown in the table above represents an annual amount before offsets.

     2 There is no provision for payment of annual incentive under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. McArthur is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), Mr. McArthur would receive 100% of his target bonus under the Annual Cash Incentive Compensation Plan provisions of the Management Change-in-Control Plan, calculated as 55% times $488,000. In the event of death or disability, Mr. McArthur would receive a pro-rata incentive award for the period worked during the year. For December 31, 2010, this is based on the full award. For 2010, Mr. McArthur’s MICP award was $220,000.

     3 Amounts shown for performance shares are based on a December 31, 2010, closing price of $43.48 per share. Unvested performance shares would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. McArthur is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), unvested performance shares vest as of the date of Management Change-in-Control and payment is made based upon the target value of the award. In the event of disability, a pro rata percentage of performance shares would vest based upon the period of employment during performance measurement period and the extent that the performance factors are satisfied. In the event of death, the 2008 performance shares would vest 100% and be paid in an amount using performance factors determined at the time of the event. For the 2009 and 2010 performance grants, the target value of the award would be paid based upon time in the plan.

PROXY STATEMENT

     4 Amounts shown for restricted stock units are based on a December 31, 2010, closing price of $43.48 per share. For a detailed description of outstanding restricted stock units, see the “Outstanding Equity Awards at Fiscal Year-End Table.” Unvested restricted stock units would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. McArthur is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), all outstanding restricted stock units would vest immediately. Upon death or disability, all outstanding restricted stock units that are more than one year past their grant date would vest immediately. Shares that are less than one year past their grant date would be forfeited. Mr. McArthur would immediately vest restricted stock units granted in 2007, 2008, and 2009; and would forfeit restricted stock units granted in 2010.

     5 Amounts shown for restricted stock shares are based on a December 31, 2010, closing price of $43.48 per share. For a detailed description of outstanding restricted stock shares, see the “Outstanding Equity Awards at Fiscal Year-End Table.” Unvested restricted stock would be forfeited under voluntary termination, involuntary not for cause termination, or for cause termination. Mr. McArthur is not eligible for early retirement or normal retirement. In the event of involuntary or good reason termination (CIC), all outstanding restricted stock shares would vest immediately. Upon death or disability, all outstanding restricted stock shares that are more than one year past their grant date would vest immediately. Shares that are less than one year past their grant date would be forfeited. All of Mr. McArthur’s restricted stock grant dates are beyond the one-year threshold; therefore, all outstanding restricted stock shares would vest immediately.

     6 Mr. McArthur was not vested under the SERP as of December 31, 2010, so this is the incremental value due to accelerated vesting under involuntary or good reason termination (CIC). No accelerated vesting or incremental nonqualified pension benefit applies under any other scenario above.

     7 All outstanding deferred compensation balances will be paid immediately following termination, subject to IRC Section 409(a) regulations, under voluntary termination, involuntary not for cause termination, for cause termination, involuntary or good reason termination (CIC), death and disability. Mr. McArthur is not eligible for early retirement or normal retirement. Unvested MICP deferral premiums would be forfeited. Mr. McArthur would forfeit $0 of unvested deferred MICP premiums.

     8 No post-retirement health care benefits apply under voluntary termination, for cause termination, death or disability. Mr. McArthur is not eligible for early retirement or normal retirement. Under involuntary not for cause termination, Mr. McArthur would be reimbursed for 18 months of COBRA premiums at $923.64 per month as provided in his employment agreement. In the event of involuntary or good reason termination (CIC), the Management Change-in-Control Plan provides for Company-paid medical, dental and vision coverage in the same plan Mr. McArthur was participating in prior to termination for 36 months at $905.53 per month.

     9 Mr. McArthur would be eligible to receive $500,000 proceeds from the executive AD&D policy.

     10 Upon a change in control, the Management Change-in-Control Plan provides for our Parent to pay all excise taxes under IRC Section 280G plus applicable gross-up amounts for Mr. McArthur. Under IRC Section 280G, Mr. McArthur would be subject to excise tax on $4,372,154 of excess parachute payments above his base amount. Those excess parachute payments result in $874,431 of excise taxes, $1,439,541 of tax gross-ups, and $33,553 of employer Medicare tax related to the excise tax payment.

Carolina Power & Light Proxy Statement

DIRECTOR COMPENSATION

     Our Board of Directors is comprised of employees of Progress Energy and its affiliates. They have multiple responsibilities within and provide various services to Progress Energy and its subsidiaries. The total compensation of Progress Energy’s executive officers is designed to cover the full range of services they provide to Progress Energy and its subsidiaries, including the Company. Therefore, they do not receive an annual retainer, attendance fees or any additional compensation for their service as directors of the Company.

EQUITY COMPENSATION PLAN INFORMATION

     There are no compensation plans under which equity securities of the Company are authorized for issuance. Our Parent sponsors an equity compensation plan in which certain employees of the Company participate.

PROXY STATEMENT

PROPOSAL 2—ADVISORY (NONBINDING) VOTE ON
EXECUTIVE COMPENSATION

     Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“the Dodd-Frank Act”) requires that companies seek a nonbinding shareholder vote to approve the compensation package of their named executive officers (“NEOs”), as disclosed in the annual proxy statement. On January 25, 2011, the SEC adopted final rules to implement the provisions of the Dodd-Frank Act that relate to shareholder approval of executive compensation arrangements. This proposal, commonly known as a “say-on-pay” proposal, gives you as a shareholder the opportunity to express your views on the Company’s executive compensation program.

     The advisory vote on executive compensation is a nonbinding vote on the compensation of the Company’s NEOs, as described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation and the accompanying narrative disclosure set forth in this Proxy Statement. The advisory vote is not a vote on the compensation of the Company’s Board of Directors or the Company’s compensation policies as they relate to risk management. Your vote will not directly affect or otherwise limit any existing compensation or award arrangements of any of our NEOs. Your vote is advisory and is not binding on the Board of Directors; however, the Compensation Committee of our Parent’s Board will take the outcome of the vote into account when considering future executive compensation arrangements.

     The Company’s executive compensation philosophy aligns with that of our Parent, and is designed to provide competitive compensation consistent with key principles we believe are critical to our long-term success. The Company is committed to providing an executive compensation program that aligns our management team’s interests with shareholders’ expectations of earnings per share growth and a competitive dividend yield; effectively compensates our management team for actual performance over the short- and long-term; rewards operating performance results that are sustainable and consistent with reliable and efficient electric service; attracts and retains an experienced and effective management team; motivates and rewards our management team to produce growth and performance for our shareholders that are sustainable, consistent with prudent risk-taking, and based on sound corporate governance practices; and provides market competitive levels of target (i.e., opportunity) compensation.

     We urge you to consider the following highlights of our 2010 executive compensation program in connection with your vote on this proposal:
  We met our commitment to our customers to provide safe, reliable and competitively priced electric service.

  Our NEOs’ target (i.e., opportunity) total compensation levels were approximately 25% below the 50th percentile of our benchmarking peer group.

  We continue to provide only minimal executive perquisites (only those prevalent in the marketplace and that are conducive to promoting our desired business outcomes). No tax gross-ups were made on any perquisites.

  Payments under the Management Incentive Compensation Plan and the Performance Share Sub-Plan are based on the achievement of multiple performance factors that we believe drive shareholder value.

  The Compensation Committee of our Parent’s Board made a number of its decisions in consideration of the challenging economic environment. Those decisions included no increases in the NEOs’ base salaries other than one market-based adjustment and a 20% reduction in the annual grant of Restricted Stock Units.

Carolina Power & Light Proxy Statement

     See pages 20 to 34 of this Proxy Statement for more information regarding these elements of our executive program and decisions.

FOR THESE REASONS, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT THE SHAREHOLDERS VOTE, ON AN ADVISORY BASIS, “FOR” THE FOLLOWING
RESOLUTION:

RESOLVED, THAT OUR SHAREHOLDERS APPROVE, ON AN ADVISORY BASIS, THE
COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THE
COMPENSATION DISCUSSION AND ANALYSIS, THE COMPENSATION TABLES AND ANY
RELATED NARRATIVE DISCUSSION CONTAINED IN THIS PROXY STATEMENT.

PROXY STATEMENT

PROPOSAL 3—ADVISORY (NONBINDING) VOTE ON THE FREQUENCY
OF SHAREHOLDER VOTES ON EXECUTIVE COMPENSATION

     In addition to the advisory vote on executive compensation, the Dodd-Frank Act and the SEC rules require companies to seek a nonbinding shareholder vote to advise whether the say-on-pay vote should occur every one, two or three years. Shareholders also have the option to abstain from voting on the matter.

     The Board of Directors has determined that an annual advisory vote on executive compensation is the best approach for the Company. In making its determination, the Board was influenced by the fact that the compensation of our named executive officers (“NEOs”) is evaluated, adjusted and approved on an annual basis. The Board believes that our shareholders’ sentiment should be a factor that the Compensation Committee of our Parent’s Board should consider as part of the annual compensation review and determination process. An annual advisory vote on executive compensation will enable our shareholders to provide us with direct input regarding our compensation philosophy, policies and practices as disclosed in the proxy statement every year.

     You may cast your vote by choosing the option of one year, two years, three years, or abstain from voting in response to the resolution set forth below:

     “RESOLVED, that the option of once every year, two years, or three years that receives the highest number of votes cast will be determined to be the preferred frequency with which the Company is to hold an advisory vote by shareholders to approve the compensation of our NEOs, as disclosed in the Compensation Discussion and Analysis section, the compensation tables and any related discussion contained in our annual meeting proxy statement.”

     The option of one year, two years or three years that receives the highest number of votes cast will be the frequency of the vote on the compensation of our NEOs that has been approved by our shareholders on an advisory basis. Although the vote is nonbinding, our Board of Directors will take the outcome of the vote into account when making future decisions about the Company’s executive compensation policies and procedures.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE, ON AN ADVISORY BASIS,
FOR THE OPTION OF “1 YEAR” AS THE FREQUENCY WITH WHICH SHAREHOLDERS ARE
PROVIDED AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

Carolina Power & Light Proxy Statement

REPORT OF THE AUDIT AND CORPORATE
PERFORMANCE COMMITTEE

       The Audit and Corporate Performance Committee of Progress Energy’s Board of Directors (the “Audit Committee”) has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2010, with the Company’s management and with Deloitte & Touche LLP, the Company’s independent registered public accounting firm. The Audit Committee discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 114, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T, by the SEC’s Regulation S-X, Rule 2-07, and by the NYSE’s Corporate Governance Rules, as may be modified, amended or supplemented.

       The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with Deloitte & Touche LLP its independence.

       Based upon the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for filing with the SEC.

Audit and Corporate Performance Committee
of the Progress Energy Board of Directors

Theresa M. Stone, Chair
James E. Bostic, Jr.
W. Steven Jones
Charles W. Pryor, Jr.
Carlos A. Saladrigas
Alfred C. Tollison, Jr.

       Unless specifically stated otherwise in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the foregoing Report of the Audit Committee shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such Acts.

PROXY STATEMENT

DISCLOSURE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES

       The Audit Committee of Progress Energy (the “Audit Committee”) has actively monitored all services provided by its independent registered public accounting firm, Deloitte & Touche LLP, the member firms of Deloitte & Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte”) and the relationship between audit and non-audit services provided by Deloitte. Progress Energy has adopted policies and procedures for pre-approving all audit and permissible non-audit services rendered by Deloitte, and the fees billed for those services. Those policies and procedures apply to Progress Energy and its subsidiaries, including the Company. Progress Energy’s Controller is responsible to the Audit Committee for enforcement of this procedure, and for reporting noncompliance. Pursuant to the pre-approval policy, the Audit Committee specifically pre-approved the use of Deloitte for audit, audit-related and tax services.

       The pre-approval policy requires management to obtain specific pre-approval from the Audit Committee for the use of Deloitte for any permissible non-audit services, which generally are limited to tax services, including tax compliance, tax planning, and tax advice services such as return review and consultation and assistance. Other types of permissible non-audit services will not be considered for approval except in limited instances, which could include circumstances in which proposed services provide significant economic or other benefits to us. In determining whether to approve these services, the Audit Committee will assess whether these services adversely impair the independence of Deloitte. Any permissible non-audit services provided during a fiscal year that (i) do not aggregate more than 5 percent of the total fees paid to Deloitte for all services rendered during that fiscal year and (ii) were not recognized as non-audit services at the time of the engagement must be brought to the attention of Progress Energy’s Controller for prompt submission to the Audit Committee for approval. These de minimis non-audit services must be approved by the Audit Committee or its designated representative before the completion of the services. Non-audit services that are specifically prohibited under the Sarbanes-Oxley Act Section 404, SEC rules, and Public Company Accounting Oversight Board (“PCAOB”) rules are also specifically prohibited under the policy.

       Prior to approval of permissible tax services by the Audit Committee, the policy requires Deloitte to (1) describe in writing to the Audit Committee (a) the scope of the service, the fee structure for the engagement and any side letter or other amendment to the engagement letter or any other agreement between the Company and Deloitte relating to the service and (b) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between Deloitte and any person (other than the Company) with respect to the promoting, marketing or recommending of a transaction covered by the service; and (2) discuss with the Audit Committee the potential effects of the services on the independence of Deloitte.

       The policy requires Progress Energy’s Controller to update the Audit Committee throughout the year as to the services provided by Deloitte and the costs of those services. The policy also requires Deloitte to annually confirm its independence in accordance with SEC and NYSE standards. The Audit Committee will assess the adequacy of this policy as it deems necessary and revise accordingly.

       Set forth in the table below is certain information relating to the aggregate fees billed by Deloitte for professional services rendered to us for the fiscal years ended December 31, 2010 and 2009.

	2010	2009
Audit fees	$1,628,000	$1,776,000
Audit-related fees	1,000	1,000
Tax fees	18,000	15,000
Other fees	—	—
Total fees	$1,647,000	$1,792,000

Carolina Power & Light Proxy Statement

       Audit fees include fees billed for services rendered in connection with (i) the audits of our annual financial statements; (ii) the reviews of the financial statements included in our Quarterly Reports on Form 10-Q; (iii) accounting consultations arising as part of the audits; and (iv) audit services in connection with statutory, regulatory or other filings, including comfort letters and consents in connection with SEC filings and financing transactions.

       Audit-related fees include fees billed for (i) special procedures and letter reports; (ii) benefit plan audits when fees are paid by us rather than directly by the plan; and (iii) accounting consultations for prospective transactions not arising directly from the audits.

       Tax fees include fees billed for tax compliance matters and tax planning and advisory services.

       The Audit Committee has concluded that the provision of the non-audit services listed above as “Tax fees” is compatible with maintaining Deloitte’s independence.

       None of the services provided required approval by the Audit Committee pursuant to the de minimis waiver provisions described above.

PROXY STATEMENT

PROPOSAL 4—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

       The Audit and Corporate Performance Committee of Progress Energy’s Board of Directors (the “Audit Committee”) has selected Deloitte & Touche LLP (“Deloitte & Touche”) as our independent registered public accounting firm for the fiscal year ending December 31, 2011, and has directed that management submit the selection of that independent registered public accounting firm for ratification by our shareholders at the 2011 Annual Meeting of the Shareholders. Deloitte & Touche has served as the independent registered public accounting firm for our Company and its predecessors since 1930. In selecting Deloitte & Touche, the Audit Committee considered carefully Deloitte & Touche’s previous performance for us, its independence with respect to the services to be performed and its general reputation for adherence to professional auditing standards. A representative of Deloitte & Touche will be present at the Annual Meeting of Shareholders, will have the opportunity to make a statement and will be available to respond to appropriate questions. Shareholder ratification of the selection of Deloitte & Touche as our independent registered public accounting firm is not required by our By-Laws or otherwise. However, we are submitting the selection of Deloitte & Touche to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Deloitte & Touche. Even if the shareholders ratify the selection, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it is determined that such a change would be in the best interest of the Company and its shareholders.

       Valid proxies received pursuant to this solicitation will be voted in the manner specified. Where no specification is made, the shares represented by the accompanying proxy will be voted “FOR” the ratification of the selection of Deloitte & Touche as our independent registered public accounting firm. Votes (other than votes withheld) will be cast pursuant to the accompanying proxy for the ratification of the selection of Deloitte & Touche.

       The proposal to ratify the selection of Deloitte & Touche to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2011, requires approval by a majority of the votes actually cast by holders of shares present in person or represented by proxy at the Annual Meeting of Shareholders and entitled to vote thereon. Abstentions from voting and broker nonvotes will not count as shares voted and will not have the effect of a “negative” vote, as described in more detail under the heading “PROXIES” on page 2.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM.

Carolina Power & Light Proxy Statement

FINANCIAL STATEMENTS

       Our 2010 Annual Report, which includes our Parent’s consolidated financial statements as of December 31, 2010, and 2009, and for each of the three years in the period ended December 31, 2010, together with the report of Deloitte & Touche LLP, our independent registered public accounting firm, was provided to those who were shareholders of record as of the close of business on March 4, 2011.

FUTURE SHAREHOLDER PROPOSALS

       Shareholder proposals submitted for inclusion in the proxy statement for our 2012 Annual Meeting must be received no later than December 2, 2011, at our principal executive offices, addressed to the attention of:

David B. Fountain
Corporate Secretary
Carolina Power & Light Company d/b/a
Progress Energy Carolinas, Inc.
P.O. Box 1551
Raleigh, North Carolina 27602-1551

       Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

       In order for a shareholder to nominate a candidate for director, under our By-Laws timely notice of the nomination must be received by the Corporate Secretary of the Company either by personal delivery or by United States registered or certified mail, postage pre-paid, not later than the close of business on the 120th calendar day before the date our proxy statement was released to shareholders in connection with the previous year’s annual meeting. In no event shall the public announcement of an adjournment or postponement of an annual meeting or the fact that an annual meeting is held after the anniversary of the preceding annual meeting commence a new time period for a shareholder’s giving of notice as described above. The shareholder filing the notice of nomination must include:
  As to the shareholder giving the notice:
–	the name and address of record of the shareholder who intends to make the nomination, the beneficial owner, if any, on whose behalf the nomination is made and of the person or persons to be nominated;

–	the class and number of our shares that are owned by the shareholder and such beneficial owner;

–	a representation that the shareholder is a holder of record of our shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and

–	a description of all arrangements, understandings or relationships between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder.
  As to each person whom the shareholder proposes to nominate for election as a director:
–	the name, age, business address and, if known, residence address of such person;

–	the principal occupation or employment of such person;

PROXY STATEMENT

–	the class and number of shares of our stock that are beneficially owned by such person;

–	any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors or is otherwise required by the rules and regulations of the SEC promulgated under the Securities Exchange Act of 1934; and

–	the written consent of such person to be named in the proxy statement as a nominee and to serve as a director if elected.

       In order for a shareholder to bring other business before a shareholder meeting, we must receive timely notice of the proposal not later than the close of business on the 60th day before the first anniversary of the immediately preceding year’s annual meeting. Such notice must include:
  the information described above with respect to the shareholder proposing such business;

  a brief description of the business desired to be brought before the annual meeting, including the complete text of any resolutions to be presented at the annual meeting, and the reasons for conducting such business at the annual meeting; and

  any material interest of such shareholder in such business.
       These requirements are separate from the requirements a shareholder must meet to have a proposal included in our proxy statement.

       Any shareholder desiring a copy of our By-Laws will be furnished one without charge upon written request to the Corporate Secretary. A copy of the By-Laws, as amended and restated on May 13, 2009, was filed as an exhibit to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, and is available through the SEC’s website at www.sec.gov.

OTHER BUSINESS

       The Board of Directors does not intend to bring any business before the meeting other than that stated in this Proxy Statement. The Board knows of no other matter to come before the meeting. If other matters are properly brought before the meeting, it is the intention of the Board of Directors that the persons named in the enclosed proxy will vote on such matters pursuant to the proxy in accordance with their best judgment.

Carolina Power & Light Proxy Statement

Exhibit A

POLICY AND PROCEDURES WITH RESPECT TO
RELATED PERSON TRANSACTIONS

A. Policy Statement

       The Company’s Board of Directors (the “Board”) recognizes that Related Person Transactions (as defined below) can present heightened risks of conflicts of interest or improper valuation or the perception thereof. Accordingly, the Company’s general policy is to avoid Related Person Transactions. Nevertheless, the Company recognizes that there are situations where Related Person Transactions might be in, or might not be inconsistent with, the best interests of the Company and its stockholders. These situations could include (but are not limited to) situations where the Company might obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources or when the Company provides products or services to Related Persons (as defined below) on an arm’s length basis on terms comparable to those provided to unrelated third parties or on terms comparable to those provided to employees generally. The Company, therefore, has adopted the procedures set forth below for the review, approval or ratification of Related Person Transactions.

       This Policy has been approved by the Board. The Corporate Governance Committee (the “Committee”) will review and may recommend to the Board amendments to this Policy from time to time.

B. Related Person Transactions

       For the purposes of this Policy, a “Related Person Transaction” is a transaction, arrangement or relationship, including any indebtedness or guarantee of indebtedness, (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds $120,000, and in which any Related Person had, has or will have a direct or indirect material interest.

       For purposes of this Policy, a “Related Person” means:

1.	any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director or executive officer (i.e. members of the Senior Management Committee and the Controller) of the Company, Progress Energy Carolinas, Inc., or Progress Energy Florida, Inc. or a nominee to become a director of the Company, Progress Energy Carolinas, Inc., or Progress Energy Florida, Inc.;

2.	any person who is known to be the beneficial owner of more than 5% of any class of the voting securities of the Company or its subsidiaries;

3.	any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner; and

4.	any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest.

PROXY STATEMENT

C. Approval Procedures

1.	The Board has determined that the Committee is best suited to review and approve Related Person Transactions. Accordingly, at each calendar year’s first regularly scheduled Committee meeting, management shall recommend Related Person Transactions to be entered into by the Company for that calendar year, including the proposed aggregate value of such transactions if applicable. After review, the Committee shall approve or disapprove such transactions and at each subsequently scheduled meeting, management shall update the Committee as to any material change to those proposed transactions.

2.	In determining whether to approve or disapprove each related person transaction, the Committee will consider various factors, including the following:
  the identity of the related person;

  the nature of the related person’s interest in the particular transaction;

  the approximate dollar amount involved in the transaction;

  the approximate dollar value of the related person’s interest in the transaction;

  whether the related person’s interest in the transaction conflicts with his obligations to the Company and its shareholders;

  whether the transaction will provide the related person with an unfair advantage in his dealings with the Company; and

  whether the transaction will affect the related person’s ability to act in the best interests of the Company and its shareholders
The Committee will only approve those related person transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders.

3.	In the event management recommends any further Related Person Transactions subsequent to the first calendar year meeting, such transactions may be presented to the Committee for approval at the next Committee meeting. In these instances in which the Legal Department, in consultation with the President and Chief Operating Officer, determines that it is not practicable or desirable for the Company to wait until the next Committee meeting, any further Related Person Transactions shall be submitted to the Chair of the Committee (who will possess delegated authority to act between Committee meetings). The Chair of the Committee shall report to the Committee at the next Committee meeting any approval under this Policy pursuant to his/her delegated authority.

4.	No member of the Committee shall participate in any review, consideration or approval of any Related Person Transaction with respect to which such member or any of his or her immediate family members is the Related Person. The Committee (or the Chair) shall approve only those Related Person Transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders, as the Committee (or the Chair) determines in good faith. The Committee or Chair, as applicable, shall convey the decision to the President and Chief Operating Officer, who shall convey the decision to the appropriate persons within the Company.

Carolina Power & Light Proxy Statement

D. Ratification Procedures

       In the event the Company’s Chief Executive Officer, President and Chief Operating Officer, Chief Financial Officer or General Counsel becomes aware of a Related Person Transaction that has not been previously approved or previously ratified under this Policy, said officer shall immediately notify the Committee or Chair of the Committee, and the Committee or Chair shall consider all of the relevant facts and circumstances regarding the Related Person Transaction. Based on the conclusions reached, the Committee or the Chair shall evaluate all options, including but not limited to ratification, amendment, termination or recession of the Related Person Transaction, and determine how to proceed.

E. Review of Ongoing Transactions

       At the Committee’s first meeting of each calendar year, the Committee shall review any previously approved or ratified Related Person Transactions that remain ongoing and have a remaining term of more than six months or remaining amounts payable to or receivable from the Company of more than $120,000. Based on all relevant facts and circumstances, taking into consideration the Company’s contractual obligations, the Committee shall determine if it is in the best interests of the Company and its stockholders to continue, modify or terminate the Related Person Transaction.

F. Disclosure

       All Related Person Transactions are to be disclosed in the filings of the Company, Progress Energy Carolinas, Inc. or Progress Energy Florida, Inc., as applicable, with the Securities and Exchange Commission as required by the Securities Act of 1933 and the Securities Exchange Act of 1934 and related rules. Furthermore, all Related Person Transactions shall be disclosed to the Corporate Governance Committee of the Board and any material Related Person Transaction shall be disclosed to the full Board of Directors.

       The material features of this Policy shall be disclosed in the Company’s annual report on Form 10-K or in the Company’s proxy statement, as required by applicable laws, rules and regulations.

PROXY STATEMENT

Directions to Carolina Power & Light Company’s
2011 Annual Shareholders’ Meeting

Progress Energy Center for the Performing Arts
2 E. South Street, Raleigh, North Carolina

Progress Energy Center for the Performing Arts
002CS-61032

IMPORTANT ANNUAL MEETING INFORMATION

                   MR A SAMPLE
                   DESIGNATION (IF ANY)
                   ADD 1
                   ADD 2
                   ADD 3
                   ADD 4
                   ADD 5
                   ADD 6

Voting Instructions
You can vote by telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose the voting method outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by telephone must be received by 12:01 a.m., Eastern Daylight Time, on May 11, 2011.

Vote by telephone

  Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Annual Meeting Proxy Card

▼IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A	Proposals —	The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, FOR Proposal 2, FOR Proposal 4, and a vote for 1 YEAR on Proposal 3, all of which are sponsored by the Company.

1. Election of Directors:
	For	Withhold		For	Withhold		For	Withhold		For	Withhold
01 - J. Corbett	☐	☐	02 - W. Johnson	☐	☐	03 - J. Lyash	☐	☐	04 - J. McArthur	☐	☐

05 - M. Mulhern	☐	☐	06 - J. Scarola	☐	☐	07 - P. Sims	☐	☐	08 - L. Yates	☐	☐

		For	Against	Abstain			1 Yr	2 Yrs	3 Yrs	Abstain
2.	Advisory (nonbinding) vote on executive compensation.	☐	☐	☐	3.	Advisory (nonbinding) vote on the frequency of the advisory (nonbinding) vote on executive compensation.	☐	☐	☐	☐

4.	Ratification of the selection of Deloitte & Touche LLP as Carolina Power & Light Company’s independent registered public accounting firm for 2011.	☐	☐	☐	5.	In their discretion the proxies are authorized to vote upon such other business that is properly brought before the meeting or any adjournment thereof.

B	Non-Voting Items
Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

.
2011 Annual Meeting of Carolina Power & Light Company
d/b/a Progress Energy Carolinas, Inc. Shareholders
May 11, 2011 at 10:00 a.m.
Progress Energy Center for the Performing Arts
Raleigh, NC
(map located on back of Meeting Notice & Proxy Statement)

Dear Shareholder,

Please take note of the important information enclosed with the Proxy Card. That information relates to the management and operations of your Company and requires your immediate attention and approval. Details are discussed in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this Proxy Card to indicate how you would like your shares to be voted, then sign the card and return it in the enclosed postage paid envelope. If you prefer, you may vote by telephone by following the instructions in the proxy materials.

Your vote must be submitted prior to the Annual Meeting of Shareholders to be held May 11, 2011, unless you plan to vote in person at the Meeting.

Thank you in advance for your prompt consideration of these matters.

▼IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Annual Meeting Proxy Card
Carolina Power & Light Company
d/b/a Progress Energy Carolinas, Inc.
410 S. Wilmington Street
Raleigh, North Carolina 27601

This Proxy is Solicited on Behalf of the Board of Directors of the Company

The undersigned hereby appoints William D. Johnson and David B. Fountain, and each of them as Proxies, with full power of substitution, to vote the shares of stock of Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. (the “Company”) registered in the name of the undersigned, or which the undersigned has the power to vote, at the Annual Meeting of Shareholders of the Company to be held Wednesday, May 11, 2011, at 10:00 a.m., and at any adjournment thereof, for the election of each nominee for director, for the proposals set forth on the reverse side hereof, and upon other matters properly brought before the meeting. The undersigned acknowledges receipt of the notice of said Annual Meeting and the proxy statement.

THIS PROXY WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH NOMINEE FOR DIRECTOR, FOR PROPOSAL 2, FOR PROPOSAL 4, AND FOR 1 YEAR ON PROPOSAL 3, ALL AS SET FORTH IN THE PROXY STATEMENT. THE DIRECTOR NOMINEES ARE: J. CORBETT, W. JOHNSON, J. LYASH, J. McARTHUR, M. MULHERN, J. SCAROLA, P. SIMS, AND L. YATES. IF ANY DIRECTOR BECOMES UNAVAILABLE, THE PROXIES WILL VOTE FOR A SUBSTITUTE DESIGNATED BY THE BOARD.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.